As filed with the Securities and Exchange Commission on April 2, 2004

                                                    1933 Act File No. 333-113064

                                                    1940 Act File No. 811-21448

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
                                                                         -------
                           Pre-Effective Amendment No.        1            X
                                                            -----        -------
                           Post-Effective Amendment No.
                                                            -----        -------

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X
                                                                         -------

                                        Amendment No.         5            X
                                                            -----        -------


                      PIONEER TAX ADVANTAGED BALANCED TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

   Dorothy E. Bourassa, Pioneer Investment Management, Inc., 60 State Street,
                          Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service


Copies to:     David C. Phelan, Esq.         Leonard B. Mackey, Jr., Esq.
               Hale and Dorr LLP             Clifford Chance US LLP
               60 State Street               200 Park Avenue
               Boston, MA 02109              New York, NY 10166


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities         Amount Being         Proposed Maximum            Proposed Maximum             Amount of
 Being Registered            Registered        Offering Price Per Unit    Aggregate Offering Price    Registration Fee (1)
-------------------        --------------      -----------------------    ------------------------    --------------------
Preferred Shares (par
    value $0.0001)           7,050 shares            $25,000.00                $176,250,000.00              $22,330.88

(1) Previously paid $126.70 upon filing of the Registrant's initial Form N-2 on February 25, 2004, and previously paid $22,204.18 on January 23, 2004 with the filing of Pre-Effective Amendment No. 3 for the Registrant's common shares (File No. 333-109797).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             SUBJECT TO COMPLETION


                   PRELIMINARY PROSPECTUS DATED APRIL 5, 2004


PROSPECTUS

                                                                  (PIONEER LOGO)


                                  $176,250,000


                     PIONEER TAX ADVANTAGED BALANCED TRUST


                    AUCTION MARKET PREFERRED SHARES ("AMPS")


                            2,350 SHARES, SERIES T7


                            2,350 SHARES, SERIES F7


                           2,350 SHARES, SERIES TH28

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ----------------------


      The Offering. Pioneer Tax Advantaged Balanced Trust (the "Fund") is offering 2,350 Series T7 Auction Market Preferred Shares ("Series T7 AMPS"), 2,350 Series F7 Auction Market Preferred Shares ("Series F7 AMPS"), and 2,350 Series TH28 Auction Market Preferred Shares ("Series TH28 AMPS"). The shares are referred to in this prospectus as "AMPS." The Fund is a recently organized, diversified, closed-end management investment company. The AMPS are subject to mandatory redemption in certain circumstances. Any series of AMPS may be redeemed, in whole or in part, at the option of the Fund at any time, subject to certain circumstances. Dividends on the AMPS will be cumulative from the date the shares are issued.


      Investment Objective. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective.

      Portfolio Contents. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or taxed at long-term capital gains rates, while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities") and
(ii) common stocks and preferred securities that pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. The Fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. The Fund is not limited in the types of equity securities in which it may invest.
                                                   (continued on following page)


       INVESTING IN AMPS INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 47 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                             ----------------------


                                                              PER SHARE      TOTAL
                                                              ---------      -----
Public offering price.......................................   $25,000    $176,250,000
Sales load..................................................      $250      $1,762,500
Estimated offering expenses.................................       $36        $253,800
Proceeds, after expenses, to the Fund (1)...................   $24,714    $174,233,700



       (1) Plus accumulated dividends, if any, from the date the AMPS are issued


      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


      The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery, in book-entry form only, through the facilities
of The Depository Trust Company on or about April   , 2004.

                             ----------------------

MERRILL LYNCH & CO.                                                    CITIGROUP

                             ----------------------

                 The date of this prospectus is April   , 2004.

(continued from previous page)

      The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 15% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P") or, if unrated, determined by the Fund's investment adviser to be of comparable credit quality). Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities."


      Investment Adviser. Pioneer Investment Management, Inc. is the Fund's investment adviser (the "Adviser"). As of February 29, 2004, the Adviser had approximately $36 billion in assets under management. See "Management of the Fund."



      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS, and retain it for
future reference. A statement of additional information, dated April   , 2004
(the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 89 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). The Fund's registration number under the Investment Company Act of 1940, as amended (the "1940 Act"), is 811-21448. You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.



      The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.



      The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



      The Fund is offering 2,350 shares of Series T7 AMPS, 2,350 shares of Series F7 AMPS, and 2,350 shares of Series TH28 AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of closing this offering that the AMPS be assigned a rating of Aaa by Moody's and AAA by Fitch, Inc. ("Fitch").



      The dividend rate for the initial dividend period will be      % for
Series T7 AMPS,        % for Series F7 AMPS, and        % for Series TH28 AMPS.
The initial dividend period for Series T7 AMPS is from the date of issuance
through            , 2004. The initial dividend period for Series F7 AMPS is
from the date of issuance through                , 2004. The initial dividend
period for Series TH28 AMPS is from the date of issuance through
               , 2004. For subsequent periods, AMPS will pay dividends based on a rate set at auction, usually held every seven days in the case of Series T7 AMPS and Series F7 AMPS, and every 28 days in the case of Series TH28 AMPS. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.



      THE AMPS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH CERTAIN BROKER-DEALERS OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Privacy Principles of the Fund..............................    3
Prospectus Summary..........................................    4
Financial Highlights (Unaudited)............................   27
The Fund....................................................   29
Use of Proceeds.............................................   29
Capitalization (Unaudited)..................................   29
Portfolio Composition.......................................   30
Investment Objective and Principal Investment Strategies....   31
Portfolio Contents..........................................   36
Risk Factors................................................   47
Management of the Fund......................................   59
Description of AMPS.........................................   61
The Auction.................................................   73
Federal Income Tax Matters..................................   79
Net Asset Value.............................................   83
Description of Shares.......................................   84
Underwriting................................................   87
Additional Compensation.....................................   88
Administrator, Custodian, Transfer Agent, Registrar and
  Dividend Disbursing Agent.................................   88
Validity of Shares..........................................   88
Table of Contents of the Statement of Additional
  Information...............................................   89


                             ---------------------

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION APPEARING IN THIS PROSPECTUS IS GIVEN AS OF THE DATE OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                         PRIVACY PRINCIPLES OF THE FUND

      The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

      Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

      The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit (http://www.pioneerfunds.com).

                               PROSPECTUS SUMMARY


      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's AMPS, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this prospectus, the Statement of Additional Information, and the Fund's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix C to the Statement of Additional Information.



THE FUND....................  The Fund is a recently organized, diversified, closed-end management investment company. The Fund closed an initial public offering of 25,600,000 common shares of beneficial interest, no par value, and commenced investment operations on January 30, 2004. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PBF." As of March 24, 2004, the Fund had 28,706,981 common shares outstanding and had net assets of $413,619,386. Pioneer Investment Management, Inc. is the Fund's investment adviser. The Fund's principal offices are located at 60 State Street, Boston, Massachusetts 02109. See "The Fund."



THE OFFERING................  The Fund is offering an aggregate of 2,350 shares of Series T7 AMPS, 2,350 shares of Series F7 AMPS, and 2,350 shares of Series TH28 AMPS, each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are being offered by the underwriters listed under "Underwriting."



                              The AMPS will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under "Dividends and Dividend Periods" below and "Description of AMPS -- Dividends and Dividend Periods," the dividend period for Series T7 AMPS and Series F7 AMPS will be seven days, and the dividend period for Series TH28 AMPS will be 28 days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the dividend rate for any dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See "The Auction."



                              The AMPS are not listed on an exchange. Instead, investors may buy or sell AMPS at an auction by submitting orders to broker-dealers ("Broker-Dealers") that have entered into an agreement with the Auction Agent ("Broker-Dealer Agreement") or to broker-dealers that have entered into separate agreements with a Broker-Dealer.



                              Generally, investors in the AMPS will not receive certificates representing ownership of their shares. The Depository Trust Company or any successor (the "Securities Depository") or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of AMPS in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.

INVESTMENT OBJECTIVE AND
  PRINCIPAL INVESTMENT
  STRATEGIES................  Investment Objective.  The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance that the Fund will achieve its investment objective.

                              Principal Investment Strategies. Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) municipal securities and (ii) common stocks and preferred securities that pay tax-qualified dividends. The Fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation will be invested in securities that the Adviser believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. However, the Fund is not limited in the types of equity securities in which it may invest. While the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends, the Fund does not have a policy (other than investing at least 50% of the Fund's assets in municipal securities) limiting the percentage of the Fund's assets that may be invested in other debt and equity securities, the income on which is taxable at ordinary income rates.

                              The Fund's total return will consist of a combination of (i) interest income exempt from regular federal income tax ("tax-exempt income"),
                              (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax.

MUNICIPAL SECURITIES........  The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Fund's portfolio of municipal securities, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Adviser's investment staff.

                              The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 15% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Adviser to be of comparable credit quality). Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

                              The Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Adviser will allocate a greater portion of the Fund's assets to non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Fund's investment in lower quality, non-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies.

EQUITY INVESTMENTS..........  Depending upon the Adviser's outlook for the equity and municipal securities markets, the Adviser will invest at least 25% and may invest up to 50% of the Fund's total assets in common and preferred stocks. The Adviser retains broad discretion to allocate this portion of the Fund's investments between common and preferred stocks. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in American Depositary Receipts ("ADRs") and in other securities of foreign issuers located in any geographic region, including securities of issuers based in developing or "emerging market" countries. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).


                              Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual holder of AMPS to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her AMPS for more than 90 days during the 181-day period beginning 90 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to AMPS is August 1, a holder of AMPS must have held the AMPS on the record date and have held the AMPS for at least 91 days during the period from May 3 to and including October 30 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect.

                              Thereafter, higher tax rates will apply unless further legislative action is taken.

OTHER TAX MANAGEMENT
  STRATEGIES................  The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of securities and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

OTHER INVESTMENTS...........  In addition to investing in municipal securities and equity securities that pay tax-qualified dividends, the Fund may invest in other securities, including debt instruments, real estate investment trusts ("REITs") and equity securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Although the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

                              Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

HEDGING AND INTEREST RATE
  RISK......................  The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for treatment as tax-qualified dividends.


USE OF LEVERAGE BY THE
FUND........................  The Fund expects to utilize financial leverage on an ongoing basis for investment purposes, such as through the issuance of AMPS. After completion of the offering of AMPS, the Fund anticipates its total leverage from the issuance of AMPS will be approximately 30% of the Fund's total assets. This amount may change but the Fund will not incur additional leverage if the total leverage would exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, which would further leverage the Fund, the Fund does not currently intend to offer preferred shares other than the AMPS offered hereby. The Fund may also invest in derivative instruments, each of which may amplify the effects of leverage in the Fund's portfolio.


                              The Fund generally will not utilize leverage if the Adviser anticipates that leverage would result in a lower return to holders of the common shares over time. Use of financial leverage creates an opportunity for increased income for the holders of the common shares but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the common shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Adviser will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the AMPS) is utilized, giving the Adviser an incentive to utilize leverage.



SPECIAL RISK
CONSIDERATIONS..............  The following is a summary of the principal risks of investing in the AMPS. You should read the fuller discussion in this prospectus under "Risk Factors" on page 47.



                              Risks of Investing in AMPS. The primary risks of investing in AMPS are:


                              - If an auction fails you may not be able to sell some or all of your shares.


                              - Because of the nature of the market for AMPS, you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising.



                              - A rating agency could, at any time, downgrade or withdraw its rating assigned to the AMPS without prior notice to the Fund or shareholders. Any downgrading or withdrawal of rating could affect the liquidity of the AMPS in an auction.



                              - The Fund may be forced to redeem AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances.



                              - In certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS.



                              - If interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for the AMPS.



                              Leverage Risk. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the value of assets serving as asset coverage for the AMPS.



                              Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund may invest the proceeds from the issuance of the AMPS in intermediate- and longer-term municipal securities and equity securities. The interest rates on intermediate-and longer-term municipal securities are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. The dividend yield on the equity securities in the Fund's portfolio will be influenced by a number of factors. If shorter-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to holders of AMPS exceeds the income from the municipal securities and equity securities purchased by the Fund with the proceeds from the sale of the AMPS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the AMPS would be jeopardized. If intermediate- to longer-term interest rates rise or if the market value of the equity securities in the Fund's portfolio declines, this could negatively impact the value of the Fund's investment portfolio, reducing the value of assets serving as asset coverage for the AMPS.



                              Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidation of your investment.



                              Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your AMPS or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market. You may transfer AMPS outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement, or other person as the Fund permits.



                              Ratings and Assets Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of AMPS in order to return to compliance with the asset coverage ratios.

                              Restrictions on Dividends and Other
                              Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.


                              GENERAL RISKS OF INVESTING IN THE FUND

                              Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company and has a limited operating history and a limited history of public trading.


                              Tax Risk. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives is affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the after-tax returns of the Fund's investments in equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. In addition, there can be no assurance that distributions by the Fund to holders of AMPS will not constitute interest for federal income tax purposes or be taxed as ordinary income and not as tax-exempt or tax-qualified dividends.


                              Municipal Securities Market Risk. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

                              The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected. The amount of public information available about the issuers of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than would a stock fund or a taxable bond fund. The secondary market for municipal securities, particularly the below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.


                              Income and Interest Rate Risk. The income that holders of the AMPS receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.


                              Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

                              -   If interest rates go up, the value of
                                  municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

                              - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the

                                  Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

                              The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

                              Common Stock Risk. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

                              Credit Risk and Junk Bond Risk. Credit risk is the risk that an issuer of a municipal security or other debt security will become unable to meet its obligation to make interest and principal payments. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

                              The Fund may invest a portion of its assets in fixed income securities, including municipal securities, that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for fixed income securities of below-investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

                              -   increased price sensitivity to changing
                                  interest rates and to a deteriorating economic environment;

                              -   greater risk of loss due to default or
                                  declining credit quality;

                              - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                              Concentration Risk. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Adviser anticipates that the Fund's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

                              Value Investing Risk. The Fund focuses its equity investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.

                              Illiquid Investments Risk. The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                              Derivatives Risk. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                              Anti-Takeover Provisions Risk.  The Fund's
                              Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER..........  Pioneer Investment Management, Inc. is the Fund's
                              investment adviser. The Adviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and principal investment strategies. The Adviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities.


                              The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of February 29, 2004, assets under management by the Adviser and its affiliates were approximately $152 billion worldwide, including over $36 billion in assets under management by the Adviser. As of February 29, 2004, the Adviser managed approximately $24 billion in municipal and equity securities.

                              The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to .60% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. The fee is accrued daily and payable monthly.


                              The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlements), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code, or any other nonrecurring or non-operating expenses) to .80% of the Fund's average daily managed assets. The Adviser (and not the Fund) has agreed to provide certain additional compensation to the underwriters of the Fund's common shares. See "Additional Compensation."



TRADING MARKET..............  The AMPS will not be listed on an exchange.
                              Instead, you may buy or sell AMPS at an auction that normally is held every seven days in the case of Series T7 AMPS and Series F7 AMPS, and every 28 days in the case of Series TH28 AMPS, by submitting orders to a Broker-Dealer or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions but may discontinue this activity at any time. There is no assurance that a secondary market will provide holders of AMPS with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.



DIVIDENDS
  AND DIVIDEND PERIODS......  The "dividend period," with respect to shares of a series of AMPS, is the period from and including the date of original issue of shares of such series to but excluding the initial dividend payment date for shares of such series, and for any dividend period thereafter from and including the dividend payment date for shares of such series to but excluding the next succeeding dividend payment date for shares of such series. Subject to certain conditions, the Fund may elect a "special dividend period," which is a dividend period of more than seven days in the case of Series T7 AMPS and Series F7 AMPS, and more than 28 days in the case of Series TH28 AMPS. A special dividend period is a "short-term dividend period" if it consists of a specified number of days, evenly divisible by seven (other than seven days, in the case of Series T7 AMPS and Series F7 AMPS, and other than 28 days, in the case of Series TH28
                              AMPS) and not more than 364, or a "long-term dividend period" if it consists of a specific period of one whole year or more but not greater than five years. The "dividend payment date" for each series of AMPS, (i) with respect to any seven-day dividend period, any 28-day dividend period or any short-term dividend period of 35 or fewer days, is the business day next succeeding the last day of that dividend period and (ii) with respect to any short-term dividend period of more than 35 days and with respect to any long-term dividend period, is the first business day of each month and the business day next succeeding the last day of such dividend period. A "business day" is a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.



                              The AMPS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive dividend periods for such shares. The applicable rate for a particular dividend period will be determined by an auction conducted on the business day immediately preceding the start of such dividend period.



                              The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period of the AMPS offered in this prospectus.



                                               INITIAL    DIVIDEND PAYMENT      SUBSEQUENT     NUMBER OF DAYS IN
                                               DIVIDEND   DATE FOR INITIAL   DIVIDEND PAYMENT  INITIAL DIVIDEND
                                       SERIES    RATE      DIVIDEND PERIOD         DAY              PERIOD
                                       ------  --------   ----------------   ----------------  -----------------
                                       T7           %              , 2004      Every 7 days
                                       F7           %              , 2004      Every 7 days
                                       TH28         %              , 2004     Every 28 days



                              After the initial dividend period, each subsequent dividend period for Series T7 AMPS and Series F7 AMPS will generally consist of seven days, and each subsequent dividend period for Series TH28 AMPS will generally consist of 28 days; provided, however, that prior to any auction, the Fund may elect, subject to certain limitations, upon notice to holders of AMPS of the applicable series, a special dividend period for any or all series. In most instances, dividends are payable on the first business day following the end of the dividend period. The rate set at auction may not exceed the maximum applicable rate. See "Description of AMPS -- Dividends and Dividend Periods." Dividends on the AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.



                              Determination of Maximum Applicable
                              Rate. Generally, the applicable rate for any regular dividend period for AMPS will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate for each series of AMPS will depend on the credit rating assigned to such shares. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate (the "Reference Rate") is the applicable

                              LIBOR Rate (as defined in "Description of
                              AMPS -- Dividends and Dividend
                              Periods -- Determination of Maximum Applicable Rate") for a dividend period of fewer than 365 days or the applicable Treasury Index Rate (as defined in "Description of AMPS -- Dividends and Dividend Periods -- Determination of Maximum Applicable Rate") for a dividend period of 365 days or more. The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Fund's Board of Trustees after consultation with the lead Broker-Dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated. In the case of a special dividend period, the maximum applicable rate will be specified by the Fund in the notice of the special dividend period for such special dividend payment period.



                              The applicable percentage and spread are as follows:



                                                        APPLICABLE PERCENTAGE PAYMENT TABLE
                                       ----------------------------------------------------------------------
                                             CREDIT RATINGS         APPLICABLE PERCENTAGE   APPLICABLE SPREAD
                                       ---------------------------  ---------------------   -----------------
                                          MOODY'S        FITCH
                                       -------------  ------------
                                            Aaa           AAA                125%                 1.25%
                                        Aa3 to Aa1     AA- to AA+            150%                 1.50%
                                         A3 to A1       A- to A+             200%                 2.00%
                                       Baa3 to Baa1   BBB- to BBB+           250%                 2.50%
                                                        BB+ and              300%                 3.00%
                                       Ba1 and lower     lower



                              There is no minimum applicable rate in respect of any dividend period. See "Description of AMPS -- Dividends and Dividend Periods."



                              Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:



                                                             MAXIMUM               MAXIMUM        METHOD USED TO
                                                         APPLICABLE RATE       APPLICABLE RATE     DETERMINE THE
                                                            USING THE             USING THE           MAXIMUM
                                     REFERENCE RATE   APPLICABLE PERCENTAGE   APPLICABLE SPREAD   APPLICABLE RATE
                                     --------------   ---------------------   -----------------   ---------------
                                           1%                 1.25%                 2.25%            Spread
                                           2%                 2.50%                 3.25%            Spread
                                           3%                 3.75%                 4.25%            Spread
                                           4%                 5.00%                 5.25%            Spread
                                           5%                 6.25%                 6.25%            Either
                                           6%                 7.50%                 7.25%          Percentage


                              Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such a deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the Reference

                              Rate. The Fund does not intend to establish any reserves for the payment of dividends.


RATINGS.....................  The AMPS are expected to receive a rating of Aaa from Moody's and AAA from Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on information obtained from the Fund and other sources. The ratings may be changed, suspended, or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage."



REDEMPTION..................  The Fund is required to redeem AMPS if the Fund does not meet the asset coverage ratio required by the 1940 Act, or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem AMPS, in whole or in part, under certain conditions. See "Description of AMPS -- Redemption" and "Description of
                              AMPS -- Rating Agency Guidelines and Asset
                              Coverage."



ASSET MAINTENANCE...........  Under the Statement, which establishes and fixes the rights and preferences of the shares of each series of AMPS, the Fund must maintain asset coverage of the AMPS as required by the rating agency or agencies rating the AMPS (the "AMPS Basic Maintenance Amount"). The AMPS Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares (plus redemption premium, if any), and (b) certain accrued and projected dividend and other payment obligations of the Fund. Moody's and Fitch have each established separate guidelines for calculating discounted value of the Fund's assets for purposes of this asset coverage test. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio.



                              As required by the 1940 Act, the Fund must also maintain asset coverage of at least 200% with respect to outstanding senior securities that are preferred stock, including the AMPS (the "1940 Act Preferred Share Asset Coverage").



                              In the event that the Fund does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS -- Redemption."

                              Based on the composition of the Fund's portfolio as of March 24, 2004, the asset coverage of the AMPS, as measured pursuant to the 1940 Act, would be approximately 334% if the Fund were to issue AMPS representing approximately 30% of the Fund's managed assets.



MANDATORY REDEMPTION........  If the AMPS Basic Maintenance Amount or the 1940
                              Act AMPS Asset Coverage is not maintained or restored as specified herein, the AMPS will be subject to mandatory redemption, out of funds legally available therefore, at the mandatory redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of AMPS necessary to restore the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act.



OPTIONAL REDEMPTION.........  The AMPS are redeemable at the option of the Fund, as a whole or in part, on any dividend payment date (except on an initial dividend payment date or a special dividend period with respect to which the Fund has agreed not to redeem AMPS voluntarily (a "Non-Call Period")) at the optional redemption price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. A "Premium Call Period" is a period during which AMPS are only redeemable at the option of the Fund at a price per share equal to $25,000 plus accumulated but unpaid dividends, plus a premium.



LIQUIDATION PREFERENCE......  The liquidation preference for shares of AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not declared. See "Description of AMPS -- Liquidation."



VOTING RIGHTS...............  The holders of preferred shares, including the
                              AMPS, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining Trustees will be elected by holders of common shares and preferred shares, including the AMPS, voting together as a single class. The holders of preferred shares, including the AMPS, will vote as a separate class or classes on certain other matters required under the Statement, the 1940 Act and Delaware law. See "Description of AMPS -- Voting Rights," and "Certain Provisions in the Agreement and Declaration of Trust."



AUCTION PROCEDURES..........  Separate auctions will be conducted for each series of AMPS. Unless otherwise permitted by the Fund, investors may only participate in auctions through their Broker-Dealers. The process for determining the applicable rate on the AMPS described in this section is referred to as the "Auction Procedures" and each setting of the applicable rate is referred to as an "auction."


                              Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares or a Broker-Dealer that holds such shares for its own account may submit the following types of orders with respect to shares to that Broker-Dealer:


                              1. Hold Order -- indicating its desire to hold
                                 shares of such series without regard to the applicable rate for the next dividend period.

                              2. Bid -- indicating its desire to purchase or
                                 hold the indicated number of shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

                              3. Sell Order -- indicating its desire to sell
                                 shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.


                              A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the beneficial owner. A beneficial owner of shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a special dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.



                              A potential beneficial owner is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at

                              $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.


                              The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.



                              There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.


                              If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS of a series are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate on the date of the applicable auction.



                              The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.



                              The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of AMPS of any series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:


                                       Current Holder A........  Owns 500 shares,      Bid order of 4.1%
                                                                 wants to sell all     rate for all 500
                                                                 500 shares if         shares
                                                                 auction rate is less
                                                                 than 4.1%
                                       Current Holder B........  Owns 300 shares,      Hold order -- will
                                                                 wants to hold         take the auction
                                                                                       rate
                                       Current Holder C........  Owns 200 shares,      Bid order of 3.9%
                                                                 wants to sell all     rate for all 200
                                                                 200 shares if         shares
                                                                 auction rate is less
                                                                 than 3.9%
                                       Potential Holder D......  Wants to buy 200      Places order to buy
                                                                 shares                at or above 4.0%
                                       Potential Holder E......  Wants to buy 300      Places order to buy
                                                                 shares                at or above 3.9%
                                       Potential Holder F......  Wants to buy 200      Places order to buy
                                                                 shares                at or above 4.1%


                              The lowest dividend rate that will result in all 1,000 AMPS in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

FEDERAL INCOME TAXATION.....  The Fund intends to take the position that under present law, the AMPS will constitute stock of the Fund. Distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under
                              Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be exempt from regular federal income tax to the extent such dividends are paid from tax-exempt income earned on the Fund's investments or will constitute tax-qualified dividends. To the extent any such dividends are not attributable to tax-exempt income earned on the Fund's investments or tax-qualified dividends received by the Fund, the dividends generally will be taxable as ordinary income. Distributions of net capital gain that are designated by the Fund as capital gain dividends, if any, however, will be treated as long-term capital gains without regarding to the length of time the shareholder has held shares of the Fund.



ADMINISTRATOR, CUSTODIAN,
  TRANSFER AGENT, REGISTRAR
  AND DIVIDEND DISBURSING
  AGENT.....................  Princeton Administrators, L.P., an affiliate of
                              Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated, serves as the Fund's administrator. Brown Brothers Harriman & Co. serves as the Fund's custodian. Deutsche Bank Trust Company Americas will serve as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS. Pioneer Investment Management Shareholder Services, Inc. serves as the transfer agent, registrar and dividend disbursing agent for the Fund's common shares. Mellon Investor Services LLC serves as the sub-transfer agent, sub-registrar and sub-dividend paying agent for the Fund's common shares.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)



      Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on January 28, 2004 through February 29, 2004. Since the Fund was recently organized and commenced operations on January 28, 2004, the table covers approximately one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and principal investment strategies. Accordingly, the information presented does not provide a meaningful picture of the Fund's future operating performance.



                                                                FOR THE PERIOD
                                                                     FROM
                                                              JANUARY 28, 2004(1)
                                                                    THROUGH
                                                               FEBRUARY 29, 2004
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE(2):
  Net asset value, beginning of period......................       $  14.33(5)
                                                                   --------
  Increase (decrease) from investment operations:
     Net investment income..................................           0.03
     Net realized and unrealized gain on investments........           0.20
     Distributions to preferred shareowners from net
      investment income.....................................             --
                                                                   --------
     Net increase from investment operations................       $   0.23
  Capital charge with respect to issuance of:
     common shares..........................................          (0.03)
                                                                   --------
  Net increase in net asset value...........................       $   0.20
                                                                   --------
  Net asset value, end of period(3).........................       $  14.53
                                                                   ========
  Market value, end of period(3)............................       $  15.00
                                                                   --------
     Total return at market value(6)........................           0.00%
     Total return on NAV(7).................................           1.40%
RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES:
  Net expenses..............................................           0.69%(4)
  Net investment income before preferred share dividends....           2.69%(4)
  Preferred share dividends.................................             --%(4)
  Net investment income available to holders of common
     shares.................................................           2.69%(4)
  Portfolio turnover........................................          13.83%
  Net assets of holders of common shares, end of period (in
     thousands).............................................       $397,603
  Preferred shares outstanding (in thousands)...............       $     --
  Asset coverage per preferred share, end of period.........       $     --
  Average market value per preferred share..................       $     --
  Liquidation value per preferred share.....................       $     --
RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES
  BEFORE REIMBURSEMENT OF ORGANIZATION EXPENSES:
  Net expenses..............................................           0.82%(4)
  Net investment income before preferred share dividends....           2.56%(4)
  Preferred share dividends.................................             --%(4)
  Net investment income available to holders of common
     shares.................................................           2.56%(4)


---------------

(1) Commencement of operations.

(2) The per share data presented above is based upon the average common shares outstanding for the period presented.

(3) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.


(4) Annualized.


(5) Net asset value immediately after the closing of the first public offering was $14.30.


(6) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions on the shares of the Fund. Total investment returns for less than a full period are not annualized. Past performance is not a guarantee of future results.


(7) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $.675, and the ending net asset value per share of $14.53.



      The information above represents the unaudited operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

                                    THE FUND

      Pioneer Tax Advantaged Balanced Trust is a recently organized, diversified, closed-end management investment company. The Fund was organized under the laws of the State of Delaware on October 16, 2003, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.


      On January 30, 2004, the Fund issued an aggregate of 25,600,000 common shares of beneficial interest, no par value, pursuant to an initial public offering. On February 26, 2004, March 11, 2004 and March 16, 2004, the Fund issued an additional 1,750,000, 1,000,000 and 350,000 common shares of beneficial interest, no par value, respectively, pursuant to an overallotment option. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PBF."



      The following provides information about the Fund's outstanding shares as of March 24, 2004.



                                                 AMOUNT HELD BY
                                     AMOUNT    THE FUND OR FOR ITS    AMOUNT
         TITLE OF CLASS            AUTHORIZED        ACCOUNT        OUTSTANDING
         --------------            ----------  -------------------  -----------
Common Shares....................  Unlimited            0            28,706,981
Preferred Shares
  Series T7 AMPS.................  Unlimited            0                     0
  Series F7 AMPS.................  Unlimited            0                     0
  Series TH28 AMPS...............  Unlimited            0                     0


                                USE OF PROCEEDS


      The net proceeds of this offering will be approximately $174,233,700 after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of up to three months following the completion of this offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."



                           CAPITALIZATION (UNAUDITED)



      The following table sets forth the capitalization of the trust as of March 24, 2004, and as adjusted to give effect to the issuance of AMPS offered hereby assuming the Fund issues 2,350 shares of Series T7 AMPS, 2,350 shares of Series F7 AMPS and 2,350 shares of Series TH28 AMPS representing approximately 30% of the Fund's total assets (including estimated offering expenses of $253,800 and a sales load of $250 per AMPS). The common shareholders' paid in capital is charged with the cost of issuance of the AMPS.



                                                   ACTUAL      AS ADJUSTED
                                                ------------   ------------
AMPS, $.0001 par value, $25,000 stated value
  per share, at liquidation value, including
  dividends payable; unlimited shares
  authorized
  (no shares issued; 7,050 shares issued, as
  adjusted)...................................  $         --   $176,250,000
                                                ============   ============
Shareholder's Equity:
  Common shares, no par value per share;
     unlimited shares authorized, 28,706,981
     shares outstanding(1)....................  $410,389,503   $408,373,203
  Undistributed net investment income.........     2,065,179      2,065,179
  Accumulated net realized gain/loss on
     investments..............................       578,578        578,578
  Net unrealized appreciation/depreciation on
     investments..............................       586,126        586,126
                                                ------------   ------------
  Net assets attributable to common shares....   413,619,386    411,603,086
                                                ------------   ------------
  Net assets, plus liquidation preferences of
     AMPS.....................................  $413,619,386   $587,853,086
                                                ============   ============


------------
(1) None of these outstanding shares are held by or for the account of the Fund.

                             PORTFOLIO COMPOSITION


      As of March 24, 2004, approximately 69.77% of the market value of the Fund's portfolio was invested in preferred and municipal securities, approximately 30.01% of the market value of the Fund's portfolio was invested in common stocks securities and approximately .22% of the market value of the Fund's portfolio was invested in short-term investment grade debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of March 24, 2004, based on the highest rating assigned each investment.



                                                           VALUE
                     CREDIT RATING+                        (000)     PERCENT
                     --------------                       --------   -------
Common stocks                                             $125,179    30.0%
Preferred securities and municipal securities
  Aaa/AAA...............................................   162,462    39.0
  Aa/AA.................................................    44,862    10.8
  A/A...................................................    48,094    11.5
  Baa/BB................................................    28,625     6.9
  Ba/BB.................................................     4,670     1.1
  B/B...................................................        --      --
  Caa/CCC...............................................     1,238     0.3
  Ca/CC.................................................        --      --
  Unrated++.............................................     1,016     0.2
  Short-Term............................................       912     0.2
                                                          --------    ----
     TOTAL..............................................  $417,058     100%
                                                          ========    ====


------------

+ Ratings assigned by Moody's and S&P. These ratings are an assessment of the capacity and willingness of an issuer to pay the principal and interest on the securities being rated. The ratings are not a recommendation to purchase, hold or sell the securities being rated inasmuch as the rating does not comment as to market price or suitability for a particular investor. The meanings assigned by Moody's and S&P to their ratings are attached as an appendix to the Statement of Additional Information.

++ Refers to securities that have not been rated by Moody's or S&P. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

      The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) municipal securities and (ii) common stocks and preferred securities that pay tax-qualified dividends. The Fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The Fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation will be invested in securities that the Adviser believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. However, the Fund is not limited in the types of equity securities in which it may invest. While the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends, the Fund does not have a policy (other than investing at least 50% of the Fund's assets in municipal securities) limiting the percentage of the Fund's assets that may be invested in other debt and equity securities, the income on which is taxable at ordinary income rates.

      The Fund's total return will consist of a combination of (i) tax-exempt income, (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax.

MUNICIPAL SECURITIES

      The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Fund's portfolio of municipal securities, the Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Adviser's investment staff.

      Municipal Securities Selection. The Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry. The Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

      The Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Adviser's overall investment approach is both top-down and bottom-up. The Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Adviser establishes the overall regional and sector weightings, the Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Fund's portfolio management team also maintains frequent contact with the Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

      Duration Management. The Adviser will actively manage the duration of the Fund's portfolio of municipal securities based primarily on the Adviser's outlook for interest rates. The Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. For example, if the duration of the Fund's portfolio of municipal securities were six years, the value of that portfolio may be expected to decrease or increase by 6% for every 1% increase or decrease in the level of interest rates. The Adviser anticipates that the average duration of the Fund's portfolio of municipal securities will range from five years to 12 years; however, the Adviser is not restricted as to such range if the Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Adviser will modify the average duration of the Fund's portfolio in response to market conditions. The Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Adviser will do so or that such strategies will be successful.

      Credit Management. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 15% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Adviser to be of comparable credit quality). Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

      The Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Adviser may increase the Fund's investment in lower quality, below-investment grade securities. The Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below-investment grade private activity bonds, the Adviser also seeks to leverage its corporate credit research capabilities by selecting securities for the Fund payable from revenue derived from corporate issuers followed by the Adviser's staff. The Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk.


      Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the AMPS are not generally exempt from regular federal income tax. The Fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purpose of the alternative minimum tax for individuals or entities that are subject to such tax. All interest on municipal securities may result in or increase a corporate shareholder's liability for federal alternative minimum tax. Shareholders should consult a tax adviser about whether an alternative minimum tax applies to them and about state and local taxes on their distributions from the Fund.

EQUITY INVESTMENTS

      Depending upon the Adviser's outlook for the equity and municipal securities markets, the Adviser will invest at least 25% and up to 50% of the Fund's total assets in common and preferred stocks. The Adviser retains broad discretion to allocate this portion of the Fund's investments between common and preferred stocks. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in ADR's and in other securities of foreign issuers located in any geographic region, including securities of issuers based in developing or "emerging market" countries. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).


      Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual holder of AMPS to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her AMPS for more than 90 days during the 181-day period beginning 90 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August
30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to AMPS is August 1, a holder of AMPS must have held the AMPS on the record date and have held the AMPS for at least 91 days during the period from May 3 to and including October 30 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.


      The Adviser uses a value approach in selecting the Fund's equity investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospectus for earnings growth. The Adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. In selecting investments, the Adviser considers various factors, including:

      -   favorable expected returns relative to perceived risk;

      -   management with demonstrated ability and commitment to the company;

      - low market valuations relative to earnings forecast, book value, cash flow and sales; and

      -   dividend growth prospects.

OTHER TAX MANAGEMENT STRATEGIES

      Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than dividends attributable to tax-exempt income and tax-qualified dividends, and distributions of net realized short-terms gains (on securities held for one year or less) are taxable as ordinary income, at U.S. federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at U.S. federal income tax rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

      The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Adviser attempts to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

OTHER INVESTMENTS

      In addition to investing in municipal securities and equity securities that pay tax-qualified dividends, the Fund may invest in other securities, including debt instruments, REITs and equity securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. To the extent that the Fund invests in such securities, the Fund will generate ordinary income taxable to shareholders at ordinary income tax rates and may not be able to achieve its objective of a high level of total after-tax return, including attractive tax-advantaged income. For any year, so long as the Fund's ordinary income taxable to shareholders at ordinary income tax rates and net realized short-term capital gains are fully offset by expenses of the Fund (other than expenses allocable to tax-exempt interest), all of the Fund's income distributions, other than distributions of tax-exempt income, would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Fund intends to invest primarily in municipal securities and equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

      Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

                               PORTFOLIO CONTENTS

SECURITIES RATINGS

      Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

      The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Adviser will use the highest rating in applying its investment policies.

MUNICIPAL SECURITIES

      Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

      One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.


      Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your AMPS are not. You should consult your tax adviser as to whether the alternative minimum tax applies to you and as to whether you will be subject to state and local taxes on your distributions from the Fund.


      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, might materially and adversely affect the Fund.

MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

      The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

      A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

      Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

MUNICIPAL NOTES

      Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES

      The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PRIVATE ACTIVITY BONDS

      Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

TENDER OPTION BONDS

      A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

INSURED MUNICIPAL SECURITIES

      The Fund may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

AUCTION RATE SECURITIES

      The Fund may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act.

COMMON STOCKS

      The Fund may invest up to 50% of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

PREFERRED SECURITIES

      The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

      Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

      Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

      Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

CONVERTIBLE SECURITIES

      The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.

FOREIGN SECURITIES

      The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in ADRs and in other securities of foreign issuers located in any geographic area, including securities of issuers based in developing or "emerging market" countries.

TAXABLE DEBT SECURITIES

      The Fund may invest in taxable debt securities. Taxable debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

MONEY MARKET INSTRUMENTS

      Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

Income payments received by the Fund on money market securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

U.S. GOVERNMENT SECURITIES

      U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

ILLIQUID SECURITIES

      The Fund may invest up to 20% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

OTHER INVESTMENT COMPANIES

      The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Fund to invest cash balances in money market funds managed by the Adviser.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

STANDBY COMMITMENTS

      In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

      Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

ZERO COUPON SECURITIES

      The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

STRATEGIC TRANSACTIONS

      The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use these practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

      The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

SHORT SALES

      The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

      The ability to use short sales against the box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.

LENDING OF PORTFOLIO SECURITIES

      The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends.

PORTFOLIO TURNOVER

      It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                  RISK FACTORS


      Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.



RISKS OF INVESTMENT IN AMPS



      Leverage Risk. The Fund expects to use financial leverage on an ongoing basis for investment purposes. Taking into account the AMPS being offered in this prospectus, the amount of leverage would, as of March 24, 2004, represent approximately 30% of the Fund's total assets. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the AMPS.



      Because the fee paid to the Adviser will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the common shares plus the liquidation preference of the AMPS), the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.



      Interest Rate Risk. The AMPS pay dividends based on shorter-term interest rates. The Fund may invests the proceeds from the issuance of the AMPS in intermediate- and longer-term municipal securities and equity securities. The interest rates on intermediate- and longer-term municipal securities are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. The dividend yield on the equity securities in the Fund's portfolio will be influenced by a number of factors. If shorter-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to holders of AMPS exceeds the income from the municipal securities and equity securities purchased by the Fund with the proceeds from the sale of AMPS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, however, dividend rates on the AMPS would need to exceed the rate of return on the Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the AMPS would be jeopardized. If intermediate- to longer-term interest rates rise or if the market value of the equity securities in the Fund's portfolio declines, this could negatively impact the value of the Fund's investment portfolio, reducing the value of assets serving as asset coverage for the AMPS.



      Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also effect the liquidation of your investment. See "Description of AMPS" and "The Auction -- Auction Procedures."



      Secondary Market Risk. If you try to sell your AMPS between auctions you may not be able to sell any or all of your AMPS or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Fund has designated a special dividend period (a rate period of more than seven days in the case of Series T7 AMPS and Series F7 AMPS, and a rate period of more than 28 days in the case of Series TH28 AMPS), changes in interest rates could affect the price you would receive if you sold your AMPS in the secondary market. You may transfer AMPS outside of auctions only to or through a Broker-Dealer that has entered into a Broker-Dealer Agreement or such other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer Agreement with the Auction Agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Fund is not required to redeem AMPS either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS will not be listed on a stock exchange or the Nasdaq stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.



      Ratings and Asset Coverage Risk. While it is expected that Moody's will assign a rating of Aaa to the AMPS and Fitch will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market. Moody's and Fitch are not required to provide prior notice of a decision to downgrade the AMPS or to withdraw their rating. If Moody's or Fitch downgrades the AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of AMPS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem AMPS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem AMPS under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of AMPS voting as a separate class as discussed under "Description of AMPS -- Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem AMPS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage." See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.



      Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and AMPS, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund may redeem AMPS to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Federal Income Tax Matters."


GENERAL RISKS OF INVESTING IN THE FUND


      Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company and has a limited operating history and a limited history of public trading.



      Tax Risk. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives is affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the after-tax returns of equity securities. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. There can also be no assurance that distributions by the Fund to holders of AMPS will not constitute interest for federal income tax purposes or be taxed as ordinary income and not as tax-exempt or tax-qualified dividends. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.



      Municipal Securities Market Risk. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

      The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

      The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than would a stock fund or a taxable bond fund. The secondary market for municipal bonds, particularly below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.

      Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.


      Income and Interest Rate Risk. The income that holders of the AMPS receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.


      Interest rate risk is the risk that the municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

      - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

      - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

      The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.


      Common Stock Risk. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.



      Credit and Junk Bond Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.


      The Fund may invest a portion of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Adviser to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

      - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   greater risk of loss due to default or declining credit quality;

      - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


      Maturity Risk. The Fund may invest in municipal securities of any maturity, although the Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Adviser anticipates that the average duration of the Fund's portfolio of municipal securities will range from five years to 12 years; however, the Adviser is not restricted to such range if the Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's common share price.


      Call Risk. The issuers of municipal securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.



      Risks of Municipal Leases and Certificates of Participation. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for purposes of the Fund's limitation on investments in illiquid securities.



      Concentration Risk. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Adviser will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

      The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets.


      Value Investing Risk. The Fund focuses its equity investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.


      Special Risks Related to Preferred Securities. There are special risks associated with the Fund's investments in preferred securities:


      - Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

      - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

      - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

      - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

      - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.


      Convertible Securities Risk. The preferred securities and debt securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.



      REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to risks associated with such industry.


      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.


      Foreign Securities Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:


      - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

      - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

      - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

      - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

      -   Withholdings and other non-U.S. taxes may decrease the Fund's return.

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

      Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.


      Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.


      Derivatives Risk. Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors.

      Under an interest rate swap or cap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.


      Anti-Takeover Provisions Risk. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.



      Market Distribution and Geopolitical Risk. The war with, and the continuing occupation of, Iraq may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period. Similar events and market disruptions may occur in the future. Geopolitical risks have, and may in the future, contribute to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the 60 U.S. registered investment portfolios for which the Adviser serves as investment adviser.


INVESTMENT ADVISER


      The Fund has contracted with the Pioneer Investment Management, Inc. to act as its investment adviser. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of February 29, 2004, assets under management by the Adviser and its affiliates were approximately $152 billion worldwide, including over $36 billion in assets under management by the Adviser. As of February 29, 2004, the Adviser managed approximately $24 billion in equity securities and municipal securities. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser.


      The Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and principal investment strategies, subject to the supervision of the Fund's Board of Trustees. The Adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Board of Trustees on the Fund's investments and performance.

ADVISORY AGREEMENT

      Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to .60% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to financial leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Board of Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of the Adviser or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

      The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to ..80% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover reimbursed expenses (within three years of being incurred) from the Fund if the Fund's total expenses are less than .80% of average daily managed assets.


      The Fund has entered into an administration agreement with Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (one of the underwriters of this offering), and the Adviser, pursuant to which Princeton Administrators, L.P. provides certain administrative and accounting services to the Fund and the Adviser provides certain administrative services to the Fund. The Fund pays Princeton Administrators, L.P. a monthly fee equal to the greater of $10,000 per month or .07% of the Fund's average daily managed assets up to $500 million and .03% for average daily managed assets in excess of $500 million. The Adviser does not receive any compensation under the administration agreement.


      Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services.

PORTFOLIO MANAGER

      Day-to-day management of the Fund's portfolio of municipal securities is the responsibility of a team of fixed income portfolio managers led by Kenneth
J. Taubes. The team, which also includes David Eurkus and Timothy Pynchon, manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the Adviser's fixed income team. The Adviser's fixed income investment team consists of more than 28 professional portfolio managers and analysts worldwide, including ten investment professionals located in the U.S., who pair traditional credit analysis with a disciplined, top-down and bottom-up research-driven investment process. Mr. Taubes joined the Adviser as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining the Adviser, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several institutional accounts and mutual funds at another investment adviser. Mr. Eurkus joined the Adviser as a senior vice president in January 2000 and has been an investment professional since 1969. From 1998 to 2000, Mr. Eurkus was a senior vice president of fixed income investing for the Private Client Group at Brown Brothers Harriman. Prior to that he was a senior vice president at Putnam Investments. His experience includes national, single state, closed-end and high yield municipal bond funds. Mr. Pynchon is a senior credit analyst and joined the Adviser as a vice president in 2002. Mr. Pynchon has been an investment professional since 1988 and has over 20 years' experience in high yield credit analysis, both corporate and municipal. Prior to joining the Adviser, Mr. Pynchon was a managing director with Commerce Capital Markets, where he was responsible for structuring high yield municipal transactions.

      Day-to-day management of the Fund's portfolio of equity securities is the responsibility of a team of domestic equity portfolio managers led by John A. Carey. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. John A. Carey is the director of portfolio management and an executive vice president of the Adviser. Mr. Carey joined the Adviser as an analyst and has been an investment professional since 1979. The equity team also includes Walter Hunnewell, Jr., a vice president of the Adviser. Mr. Hunnewell joined the Adviser in August 2001 and has been an investment professional since 1985. Prior to joining the Adviser, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001. He was a global equity analyst with Putnam Investment from 1994 to 1999.


                              DESCRIPTION OF AMPS



      The following is a brief description of the material terms of AMPS. For the complete terms of AMPS, please refer to the detailed description of AMPS in the Statement (Appendix C to the Statement of Additional Information).


GENERAL


      The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of an unlimited number of Series T7 AMPS, Series F7 AMPS and Series TH28 AMPS. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



      The AMPS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods for each series of AMPS. The applicable rate for a particular dividend period for the AMPS will be determined by an auction conducted on the business day before the start of such dividend period. Beneficial owners and potential beneficial owners of AMPS may participate in auctions, although, except in the case of special dividend periods of longer than 91 days, beneficial owners desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from auctions need not participate in order to continue to hold the AMPS. For an explanation of auctions and the method of determining the applicable rate, see "-- Dividends and Dividend Periods" below and "The Auction."



      The nominee of the Securities Depository is expected to be the sole holder of record of the AMPS. Accordingly, each purchase of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member (as defined below), to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchase is not a member of the Securities Depository, such purchaser's agent member, to evidence its beneficial ownership of the AMPS.



      Each series of AMPS will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which AMPS can be voted. When issued and sold, the AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not declared) and will be fully paid and non-assessable. See "-- Liquidation." The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights. The AMPS will not be convertible into common shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund on any dividend payment date for the AMPS (except during the initial dividend period and during a Non-Call Period) or such series at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the AMPS will be subject to mandatory redemption by the Fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends. See "-- Redemption."


DIVIDENDS AND DIVIDEND PERIODS


      The holders of AMPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their AMPS, at the applicable rate determined as set forth below under "-- Calculation of Dividend Payment," payable on the dates set forth below. Dividends on the AMPS so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the common shares. Dividends on the AMPS, to the extent that they are derived from interest payments on municipal securities, generally will be exempt from federal income tax, although a portion of those dividends may be a tax preference item for purposes of the federal alternative minimum tax for individuals or entities subject to such tax ("Preference Item"), and all of those dividends may result in or increase a corporate shareholder's liability for federal alternative minimum tax. A portion of these dividends may also qualify as tax-qualified dividends. See "Federal Income Tax Matters."



      The following is a general description of dividends and rate periods for the AMPS.

      Dividend Periods. The initial dividend period for the AMPS is as set forth below:



                        SERIES                           INITIAL DIVIDEND PERIOD
                        ------                           -----------------------
T7.....................................................           Days
F7.....................................................           Days
TH28...................................................           Days



      Any subsequent dividend periods of the Series T7 AMPS and Series F7 AMPS will generally be seven days and 28 days in the case of Series TH28 AMPS. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See
"-- Designation of Special Dividend Periods" below.



      Dividend Payment Dates. Dividends are scheduled to be paid for the AMPS as follows (each, a Dividend Payment Date):



                                             INITIAL DIVIDEND  SUBSEQUENT DIVIDEND
                  SERIES                       PAYMENT DATE       PAYMENT DATES
                  ------                     ----------------  -------------------
T7.........................................       , 2004          Every 7 Days
F7.........................................       , 2004          Every 7 Days
TH28.......................................       , 2004          Every 28 Days



      Following the initial dividend payment date, dividends on each series of AMPS will be payable (i) with respect to any seven-day or 28-day dividend period or any short-term dividend period of 35 or fewer days, on the next business day following the last day of the dividend period or (ii) with respect to any short-term dividend period of more than 35 days and with respect to any long-term dividend period, monthly on the first business day of each calendar month during such short-term dividend period or long-term dividend period and on the next business day following the last day of the dividend period. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day or as otherwise specified in the Statement.



      Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. "Agent Members" are members of, or participants in, the Securities Depository that will act on behalf of a beneficial owner or a potential beneficial owner of AMPS. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.


      If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

      - the Dividend Payment Date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

      - the affected dividend period will end on the day it otherwise would have ended; and

      - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

      Calculation of Dividend Payment. The calculation of cash dividends per share payable on shares of a series of AMPS (if declared) on any date on which dividends shall be payable will be computed by (i) multiplying the applicable rate for shares of such series in effect for such dividend period by a fraction, the numerator of which will be the number of days in such dividend period or part thereof that such share was outstanding and for which dividends are payable on such dividend payment date, and the denominator of which will be 360, (ii) applying the rate obtained against $25,000, and (iii) rounding the amount to the nearest cent.



      Dividends on shares of each series of AMPS will accumulate from the date
of their original issue, which is April   , 2004. The initial dividend rate for
the Series T7 AMPS is      %, for Series F7 AMPS is      %, and for Series TH28
AMPS is      %. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.



      Determination of Maximum Applicable Rate. The maximum applicable rate for any regular dividend period will be the higher of the applicable percentage of the Reference Rate or the Reference Rate plus the applicable spread. The Reference Rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread for any regular dividend period will be determined based on the credit ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period (as set forth in the table on the next page). If Moody's and/or Fitch do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the maximum applicable rate will be specified by the Fund in the notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period, and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.



      The Fund will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of AMPS. If such ratings are not made available by Moody's or Fitch, the Fund, after consultation with the lead Broker-Dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, will select one or more other rating agencies to act as substitute rating agencies.



      The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of AMPS.

      The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of AMPS.



                 APPLICABLE PERCENTAGE PAYMENT TABLE
---------------------------------------------------------------------
      CREDIT RATINGS         APPLICABLE PERCENTAGE  APPLICABLE SPREAD
---------------------------  ---------------------  -----------------
   MOODY'S        FITCH
-------------  ------------
     Aaa           AAA               125%                 1.25%
 Aa3 to Aa1     AA- to AA+           150%                 1.50%
  A3 to A1       A- to A+            200%                 2.00%
Baa3 to Baa1   BBB- to BBB+          250%                 2.50%
                 BB+ and
Ba1 and lower     lower              300%                 3.00%



      Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:



                  MAXIMUM APPLICABLE     MAXIMUM APPLICABLE      METHOD USED TO
                    RATE USING THE         RATE USING THE     DETERMINE THE MAXIMUM
REFERENCE RATE   APPLICABLE PERCENTAGE   APPLICABLE SPREAD       APPLICABLE RATE
--------------   ---------------------   ------------------   ---------------------
      1%                 1.25%                 2.25%                 Spread
      2%                 2.50%                 3.25%                 Spread
      3%                 3.75%                 4.25%                 Spread
      4%                 5.00%                 5.25%                 Spread
      5%                 6.25%                 6.25%                 Either
      6%                 7.50%                 7.25%               Percentage



      The Fund's Board of Trustees may amend the maximum applicable rate to increase the percentage amount by which the reference rate described above is multiplied, or to increase the spread added to the reference rate, to determine the maximum applicable rate shown without the vote or consent of the holders of AMPS, including each series, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, provided that immediately following any such increase the Fund could meet the AMPS Basic Maintenance Amount test discussed below under "-- Rating Agency Guidelines and Asset Coverage."



      Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will result in the cancellation of any auction and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable Reference Rate. The Fund does not intend to establish any reserves for the payment of dividends.



      Restrictions on Dividends and Other Distributions. While any of the AMPS are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares. However, the Fund is not confined by the above restrictions if:



      - immediately after such transaction, the discounted value of the Fund's portfolio would be equal to or greater than the AMPS Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act AMPS Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

      - full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and



      - the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.



      The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share of AMPS and such other class or series of shares bear to each other.



      Designation of Special Dividend Periods. The Fund, at its option and to the extent permitted by law, by telephonic and written notice (a "request for special dividend period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding dividend period for a series of AMPS will be a number of days (other than seven days, in the case of Series T7 AMPS and Series F7 AMPS, and other than 28 days, in the case of Series TH28 AMPS) evenly divisible by seven, and not more than 364 in the case of a short-term dividend period or one whole year or more but not greater than five years in the case of a long-term dividend period, specified in such notice, provided that the Fund may not give a request for special dividend period (and any such request will be null and void) unless, for any auction occurring after the initial auction, (i) an auction for shares of such series is held on the auction date immediately preceding the first day of such proposed special dividend period, (ii) sufficient clearing bids were made in such auction, and (iii) full cumulative dividends and any amounts due with respect to redemptions have been paid in full and so long as the lead Broker-Dealer, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated shall not have objected to such request. Such request for special dividend period, in the case of a short-term dividend period, shall be given on or prior to the second business day but not more than seven business days prior to an auction date for the AMPS of that series and, in the case of a long-term dividend period, shall be given on or prior to the second business day but not more than 28 days prior to an auction date for the AMPS of that series. Upon receiving such request for special dividend period, the Broker-Dealers jointly shall determine the optional redemption price of the AMPS of that series during such special dividend period and the specific redemption provisions and shall give the Fund and the Auction Agent written notice (a "response") of such determination by no later than the second business day prior to such auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions, which may affect the AMPS of that series, (v) the investment objective of the Fund and
(vi) the dividend periods and dividend rates at which current and potential beneficial owners of the AMPS would likely remain or become beneficial owners.



      After providing the request for special dividend period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second business day prior to such auction date, may give a notice (a "notice of special dividend period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the rating agencies, which notice will specify the duration of the special dividend period. The Fund has agreed to provide a copy of such notice of special dividend period to the applicable rating agencies. The Fund will not give a notice of special dividend period and, if such notice of special dividend period was given already, will give telephonic and written notice of its revocation (a "notice of revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the rating agencies on or prior to the business day prior to the relevant auction date if (x) either the 1940 Act AMPS Asset Coverage or the AMPS Basic Maintenance Amount is not satisfied on each of the two business days immediately preceding the business day prior to the relevant auction date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the Auction Agent by the close of business on the third business day preceding the Auction Date immediately preceding such dividend payment date. If the Fund is prohibited from giving a notice of special dividend period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a notice of revocation with respect to a notice of special dividend period, the next succeeding dividend period will be a seven-day dividend period, in the case of Series T7 AMPS and Series F7 AMPS, and 28-days, in the case of Series TH28 AMPS. In addition, in the event sufficient clearing bids are not made in an auction, or if an auction is not held for any reason, the next succeeding dividend period will be a seven-day dividend period, in the case of Series T7 AMPS and Series F7 AMPS, and 28 days, in the case of Series TH28 AMPS, and the Fund may not again give a notice of special dividend period (and any such attempted notice will be null and void) until sufficient clearing bids have been made in an auction with respect to a seven-day dividend period, in the case of Series T7 AMPS and Series F7 AMPS, and 28-days, in the case of Series TH28 AMPS.


NON-PAYMENT PERIOD AND LATE CHARGE


      A "failure to deposit," with respect to shares of a series of AMPS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the business day next preceding any dividend payment date for shares of such series, in funds available on such dividend payment date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such dividend payment date on any share of such series or (B) on the business day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the redemption price to be paid on such redemption date for any share of such series after notice of redemption is mailed; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the redemption price in respect of AMPS when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption. If a failure to deposit occurs with respect to a series of AMPS but, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall have been cured and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such failure to deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any dividend period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the dividend payment date for such dividend period by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit has not been cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series and (2) if such failure to deposit consisted of the failure timely to pay to the Auction Agent the redemption price of the shares, if any, of such series for which notice of redemption has been mailed by the Fund, an amount computed by multiplying (x) 300% of the Reference Rate for the dividend period during which such failure to deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure to deposit is not cured (including the day such failure to deposit occurs and excluding the day such failure to deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series to be redeemed, then no auction will be held in respect of shares of such series for the subsequent dividend period thereof and the dividend rate for shares of such series for such subsequent dividend period will be the maximum applicable rate for shares of such series on the auction date for such subsequent dividend period. If any failure to deposit shall have occurred with respect to the AMPS of such series during any dividend period thereof, and, prior to 12:00 noon, New York City time, on the third business day next succeeding the date on which such failure to deposit occurred, such failure to deposit shall not have been cured or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no auction will be held in respect of AMPS of such series for the first subsequent dividend period thereafter (or for any dividend period thereafter to and including the dividend period during which (1) such failure to deposit is cured and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such failure to deposit), in each case no later than 12:00 noon, New York City time, on the fourth business day prior to the end of such dividend period) (a "non-payment period") and the dividend rate for shares of such series for each such subsequent dividend period shall be a rate per annum (the "non-payment period rate") equal to 300% of the applicable Reference Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time such initial rate if the Board of Trustees determines and the rating agencies (or any substitute rating agency) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect the then-current ratings on the AMPS.


REDEMPTION


      Mandatory Redemption. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the AMPS Basic Maintenance Amount and (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including AMPS ("1940 Act AMPS Asset Coverage"). Eligible portfolio securities for purposes of the AMPS Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not declared) to (but not including) the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding AMPS. The mandatory redemption will be limited to the number of AMPS necessary, after giving effect to such redemption, in order that the discounted value of the Fund's portfolio equals or exceeds the AMPS Basic Maintenance Amount, and the value of the Fund's portfolio equals or exceeds the 1940 Act AMPS Asset Coverage. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the AMPS Basic Maintenance Amount or the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among each series of AMPS and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.



      Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, the Fund at its option may, without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of AMPS by reason of the redemption of AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.


LIQUIDATION


      If the Fund is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Fund.


      For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

      - the sale of all or substantially all the property or business of the Fund;

      - the merger or consolidation of the Fund into or with any other business trust or corporation; or

      - the merger or consolidation of any other business trust or corporation into or with the Fund.


      In addition, none of the foregoing would result in the Fund being required to redeem any AMPS if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.


RATING AGENCY GUIDELINES AND ASSET COVERAGE


      The Fund is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a discounted value at least equal to the AMPS Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The AMPS Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the AMPS then outstanding, together with the aggregate liquidation preference on any other series of preferred shares (plus redemption premium, if any), and (b) certain accrued and projected dividend and other payment obligations of the Fund.



      The Fund is also required under the 1940 Act to maintain the 1940 Act AMPS Asset Coverage. The Fund's 1940 Act AMPS Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act AMPS Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of March 24, 2004, the 1940 Act AMPS Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at approximately $253,800 would have been computed as follows:



   Value of Fund assets less liabilities
     not constituting senior securities            $587,873,086
  ----------------------------------------      =  ------------    =   334%
       Senior securities representing              $176,250,000       ------
   indebtedness plus liquidation value of
            the preferred shares



      In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the AMPS Basic Maintenance Amount or (b) the 1940 Act AMPS Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described under "Redemption -- Mandatory Redemption" above.



      The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the AMPS or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the AMPS or the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.



      As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

      The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the AMPS.


VOTING RIGHTS


      Except as otherwise provided in this prospectus or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.



      Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including AMPS, as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders as soon as possible and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.



      As long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):



      (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS or any other preferred shares, unless, in the case of preferred shares on a parity with the AMPS, the Fund obtains written confirmation from Moody's (if Moody's is then rating preferred shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act AMPS Asset Coverage requirements and the AMPS Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;



      (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act AMPS Asset Coverage or the AMPS Basic Maintenance Amount;


      (c) authorize the Fund's conversion from a closed-end to an open-end investment company;

      (d) amend the provisions of the Agreement and Declaration of Trust, which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year; or


      (e) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the AMPS.



      So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.



      To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, or the Statement, the affirmative vote of the holders of a majority of the outstanding AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Agreement and Declaration of Trust.



      The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in the Fund to effect such redemption.

                                  THE AUCTION

GENERAL


      The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the Statement included as Appendix C in the statement of additional information for a more complete description of the auction process.



      Auction Agency Agreement. The Fund will enter into an auction agency agreement with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.


      The Auction Agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the auction agency agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the auction agency agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.


      The Auction Agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the Auction Agent should resign or its appointment is terminated during any period that any AMPS are outstanding, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.



      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.



      The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate: (i) for any seven-day dividend period, with respect to the T7 Series AMPS and F7 Series AMPS, and 28-day dividend period with respect to the TH28 Series AMPS, .25% of the liquidation preference (such liquidation preference being $25,000 per share) of the AMPS held by a Broker-Dealer's customer upon settlement in an auction (equal to $62.50 per AMPS per year) and (ii) for any special dividend period, as determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and which shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar fixed maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. This service charge applies to AMPS held on account of the Broker-Dealer's clients as well as to AMPS held for the Broker-Dealer's own account.

      The Fund may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement.

AUCTION PROCEDURES

      The following is a brief summary of the material terms of the procedures to be used in conducting auctions. This summary is qualified by reference to the Auction Procedures set forth in the Statement, which is attached as Appendix C to the statement of additional information. The settlement procedures to be used with respect to auctions are set forth in Appendix D to the statement of additional information.


      Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account may submit the following types of orders with respect to shares of such series of AMPS to that Broker-
Dealer:


      1. Hold Order -- indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

      2. Bid -- indicating its desire to purchase or hold the indicated number of shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

      3. Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.


      A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a special dividend period of more than 91 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.



      A potential beneficial owner is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.


      The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the Auction Agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these Auction Procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.


      There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.


      If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate on the auction date. If the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current dividend period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the minimum dividend period and the applicable rate for the next dividend period will be 90% of the Reference Rate.



      The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Securities Depository. Purchasers will make payment through their Agent Members in same day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.


      If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the auction rate for the next dividend period will be the auction rate determined on the previous auction date.



      The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of AMPS of any series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:



Current Holder A............  Owns 500 shares, wants to sell     Bid order of 4.1% rate for all
                              all 500 shares if auction rate is  500 shares
                              less than 4.1%
Current Holder B............  Owns 300 shares, wants to hold     Hold order -- will take the
                                                                 auction rate
Current Holder C............  Owns 200 shares, wants to sell     Bid order of 3.9% rate for all
                              all 200 shares if auction rate is  200 shares
                              less than 3.9%
Potential Holder D..........  Wants to buy 200 shares            Places order to buy at or above
                                                                 4.0%
Potential Holder E..........  Wants to buy 300 shares            Places order to buy at or above
                                                                 3.9%
Potential Holder F..........  Wants to buy 200 shares            Places order to buy at or above
                                                                 4.1%



      The lowest dividend rate that will result in all 1,000 AMPS in the above example continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.


SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT


      Prior to 1:30 p.m., New York City time, on each auction date, or such other time on the auction date as may be specified by the Auction Agent (the "submission deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all orders obtained by it for the auction for a series of AMPS to be conducted on such auction date, designating itself (unless otherwise permitted by the Fund) as the existing holder or potential holder in respect of the AMPS subject to such orders. Any order submitted by a beneficial owner or a potential beneficial owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the submission deadline for any auction date, shall be irrevocable.


      If the rate per annum specified in any bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more orders of an existing holder are submitted to the

Auction Agent and such orders cover in the aggregate more than the number of outstanding shares of AMPS held by such existing holder, such orders will be considered valid in the following order of priority:



      (i) any hold order will be considered valid up to and including the number of outstanding AMPS held by such existing holder, provided that if more than one hold order is submitted by such existing holder and the number of AMPS subject to such hold orders exceeds the number of outstanding AMPS held by such existing holder, the number of AMPS subject to each of such hold orders will be reduced pro rata so that such hold orders, in the aggregate, will cover exactly the number of outstanding AMPS held by such existing holder;



      (ii) any bids will be considered valid, in the ascending order of their respective rates per annum if more than one bid is submitted by such existing holder, up to and including the excess of the number of outstanding AMPS held by such existing holder over the number of outstanding AMPS subject to any hold order referred to in clause (i) above (and if more than one bid submitted by such existing holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any bid or bids specifying a lower rate or rates per annum, the number of shares subject to each of such bids will be reduced pro rata so that such bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to bids not valid under this clause (ii) shall be treated as the subject of a bid by a potential holder; and



      (iii) any sell order will be considered valid up to and including the excess of the number of outstanding AMPS held by such existing holder over the sum of the number of AMPS subject to hold orders referred to in clause (i) above and the number of AMPS subject to valid bids by such existing holder referred to in clause (ii) above; provided that, if more than one sell order is submitted by any existing holder and the number of AMPS subject to such sell orders is greater than such excess, the number of AMPS subject to each of such sell orders will be reduced pro rata so that such sell orders, in the aggregate, will cover exactly the number of AMPS equal to such excess.



      If more than one bid of any potential holder is submitted in any auction, each bid submitted in such auction will be considered a separate bid with the rate per annum and number of AMPS therein specified.


NOTIFICATION OF RESULTS AND SETTLEMENT


      The Auction Agent will advise each Broker-Dealer who submitted a bid or sell order in an auction whether such bid or sell order was accepted or rejected in whole or in part and of the applicable rate for the next dividend period for the related AMPS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the auction date for such auction. Each such Broker-Dealer that submitted an order for the account of a customer then will advise such customer whether such bid or sell order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling AMPS as a result of the auction and will advise each customer purchasing or selling AMPS to give instructions to its agent member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling AMPS as a result of an auction fails to instruct its agent member to deliver such shares, the Broker-Dealer that submitted such customer's bid or sell order will instruct such agent member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a hold order in an auction on behalf of a customer also will advise such customer of the applicable rate for the next dividend period for the AMPS. The Auction Agent will record each transfer of AMPS on the record book of existing holders to be maintained by the Auction Agent.



      In accordance with the Securities Depository's normal procedures, on the day after each auction date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective agent members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of AMPS as determined in such auction. Purchasers will make payment through their agent members in same-day funds to the Securities Depository against delivery through their agent members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.



      If any existing holder selling AMPS in an auction fails to deliver such AMPS, the Broker-Dealer of any person that was to have purchased AMPS in such auction may deliver to such person a number of whole AMPS that is less than the number of AMPS that otherwise was to be purchased by such person. In such event, the number of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of AMPS will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a beneficial owner, potential beneficial owner or their respective agent members to deliver AMPS or to pay for AMPS purchased or sold pursuant to an auction or otherwise.



SECONDARY MARKET TRADING AND TRANSFERS OF AMPS



      The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the Nasdaq stock market.



      Investors who purchase AMPS in an auction (particularly if the Fund has declared a special dividend period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.



      A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:


      - pursuant to a bid or sell order placed with the Auction Agent in accordance with the auction procedures;

      -   to a Broker-Dealer; or


      - to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the Auction Agent of such transfer.

                           FEDERAL INCOME TAX MATTERS


      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of AMPS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders that hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.



      The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% U.S. federal income tax rate and, when such income is distributed, to a further tax at the shareholder level.



      Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but there can be no assurance that the Fund's distributions will be sufficient to avoid this tax entirely.



      Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund intends to take the position that under present law the

AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in the income of the recipient and would be taxed as ordinary income.


      The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt exempt-interest dividends to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

      Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

      Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

      The Fund seeks to invest its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities the income on which is taxable at ordinary income tax rates, and may engage in other transactions generating gain or income which is not tax-exempt, for example, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

      Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


      For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, all dividends, other than exempt-interest dividends, generally will be taxable as described below. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.


      Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in
Section 1(h)(11) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


      In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Fund from REITs are tax-qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.



      A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual holder of AMPS will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any AMPS held by the shareholder for fewer than 91 days during the 181 day-period beginning on the date which is 90 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.


      If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and

(ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.


      The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, qualified dividend income, net capital gain, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and AMPS are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class's proportionate share of such income. The Fund will designate dividends qualifying as exempt-interest dividends, qualified dividend income, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of common shares and AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.


      Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.


      If, in connection with the selection of a long-term dividend period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the long-term dividend period the Fund is more likely than not to redeem the AMPS during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holder of AMPS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.


      The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.


      The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, other than exempt interest dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in municipal and equity securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.


      The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. To the extent the Fund employs a pricing matrix or pricing service that does not exclusively rely on market prices, the Fund will be using the fair value of these securities determined under procedures approved by the Board of Trustees. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Adviser determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

                             DESCRIPTION OF SHARES

      The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

COMMON SHARES

      Common shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.


      So long as any shares of the Fund's preferred shares, including the AMPS, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.


      The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

      The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      The Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

      - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      -   a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

      Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

      Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

      The Agreement and Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

      - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

      - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

      - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Agreement and Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                  UNDERWRITING


      Subject to the terms and conditions stated in the purchase agreement dated
April   , 2004, each underwriter named below, for which Merrill Lynch, Pierce,
Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.



                                                      NUMBER OF AMPS
                                         -----------------------------------------
                                         SERIES T7      SERIES F7      SERIES TH28
              UNDERWRITER                ---------      ---------      -----------
              -----------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated..............
Citigroup Global Markets Inc. .........
                                         ----------     ----------     ----------
             Total.....................
                                         ==========     ==========     ==========



      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.



      The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $       per share. The sales load the Fund
will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased
in the initial public offering on or before April   , 2004.


      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.


      The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.



      The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.



      In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.



      The settlement date for the purchase of the AMPS will be April   , 2004,
as agreed upon by the underwriters, the Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended.

                            ADDITIONAL COMPENSATION



      In connection with the Fund's offering of its common shares, the Adviser has agreed to pay out of its own assets to certain underwriters of the Fund's common share offering, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, additional compensation based upon a percentage of the Fund's managed assets. In addition, the Fund pays Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a fee for acting as the administrator to the Fund.


            ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR AND
                           DIVIDEND DISBURSING AGENT


      Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, serves as the Fund's administrator. The Fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109. Deutsche Bank Trust Company Americas, located at 60 Wall Street, New York, New York 10005, serves as Auction Agent, transfer agent, dividend paying agent and registrar for the AMPS. Pioneer Investment Management Shareholder Services, Inc., located at 60 State Street, Boston, Massachusetts 02109, serves as the transfer agent, registrar and dividend disbursing agent for the Fund's common shares. Mellon Investor Services LLC, located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, serves as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent for the Fund's common shares.


                               VALIDITY OF SHARES


      Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Hale and Dorr LLP.

                              TABLE OF CONTENTS OF

                    THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Use of Proceeds.............................................    2
Investment Objective and Policies...........................    2
Investment Restrictions.....................................   13
Management of the Fund......................................   15
Portfolio Transactions......................................   25
Additional Information Concerning the Auctions for AMPS.....   26
Rating Agency Guidelines....................................   27
Federal Income Tax Matters..................................   27
Performance-Related, Comparative and Other Information......   34
Independent Auditors........................................   34
Additional Information......................................   34
Financial Statements and Independent Auditors' Report.......   36
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1
Appendix C -- Statement of Preferences of Auction Market      C-1
  Preferred Shares..........................................
Appendix D -- Settlement Procedures.........................  D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $176,250,000




                                 (PIONEER LOGO)

                     PIONEER TAX ADVANTAGED BALANCED TRUST

                    AUCTION MARKET PREFERRED SHARES ("AMPS")


                            2,350 SHARES, SERIES T7


                            2,350 SHARES, SERIES F7


                           2,350 SHARES, SERIES TH28

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                ----------------
                                   PROSPECTUS
                                ----------------


                              MERRILL LYNCH & CO.



                                   CITIGROUP


                                 APRIL   , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   15433-00-0404

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED APRIL 5, 2004



                      PIONEER TAX ADVANTAGED BALANCED TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


Pioneer Tax Advantaged Balanced Trust (the "fund") is a recently organized, diversified, closed-end management investment company. The Auction Market Preferred Shares ("AMPS") are series of preferred shares of the fund. This statement of additional information relating to the fund's Series T7, F7 and TH28 AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated April [ ], 2004 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information shall have the meanings given to such terms in the fund's Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached as Appendix C to this statement of additional information.


                               TABLE OF CONTENTS


Use of Proceeds..............................................................     2
Investment Objective and Policies............................................     2
Investment Restrictions......................................................    13
Management of the Fund.......................................................    15
Portfolio Transactions.......................................................    25
Additional Information Concerning the Auctions for AMPS......................    26
Rating Agency Guidelines.....................................................    27
Federal Income Tax Matters...................................................    28
Performance-Related, Comparative and Other Information.......................    34
Independent Auditors.........................................................    34
Additional Information.......................................................    34
Financial Statements and Independent Auditors' Report........................    36
Appendix A -- Desrciption of Ratings.........................................   A-1
Appendix B -- Proxy Voting Policies and Procedures...........................   B-1
Appendix C -- Statement of Preferences of Auction Market Preferred Shares....   C-1
Appendix D -- Settlement Procedures..........................................   D-1



       This statement of additional information is dated April [ ], 2004.

                                 USE OF PROCEEDS

Pending investment in securities that meet the fund's investment objective and policies, the net proceeds will be invested in accordance with the fund's investment objective and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the fund may also purchase, as temporary investments, securities of other open-end or closed-end investment companies that invest in equity and municipal securities.

                        INVESTMENT OBJECTIVE AND POLICIES

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS


Under normal market conditions, the fund invests in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax ("municipal securities") and (ii) common stocks and preferred securities that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). The fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The fund is not limited in the portion of its municipal securities portfolio that may be invested in municipal securities the interest income on which is a preference item for purposes of the alternative minimum tax. The fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation will be invested in securities that the fund's investment adviser believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. The fund is not limited in the types of equity securities in which it may invest.


The fund's total return will consist of a combination of (i) interest income exempt from regular U.S. federal income tax ("tax-exempt income"), (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the fund derived from tax-exempt income will be exempt from regular U.S. federal income tax. Consequently, the fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular U.S. federal income tax.

MUNICIPAL OBLIGATIONS

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

      - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      - Tax and Revenue Anticipation Notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

      - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

      - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.

      - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.

Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS. The fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the fund to receive the face or par value of the securities held by the fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the fund. The fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("Standard & Poor's")) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the fund may have to distribute cash obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the fund to dispose of them or determine their current value.

STRUCTURED NOTES AND HYBRID INSTRUMENTS. The fund may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the fund's portfolio (and, thereby, decreasing the fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the fund's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

The fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once

Pioneer makes a determination to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Income payments received by the fund on convertible debt securities will not be eligible for treatment as tax-qualified dividends.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated. See "Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could suffer a loss. The fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES AGAINST THE BOX

The fund may sell securities short "against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box. Dividends received by the fund on securities with respect to which the fund is obligated to make related payments with respect to positions in substantially similar or related property pursuant to short sales will not be eligible for treatment as tax-qualified dividends.

ASSET SEGREGATION

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Pioneer to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When the fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors -- Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.




The fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the fund's investment objective and are permissible under applicable regulations governing the fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in interest rates or securities prices or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's holdings. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

                             INVESTMENT RESTRICTIONS

The following are the fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The fund may not:

(1) Issue senior securities, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.


(2) Borrow money, except as permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. For example, under current regulatory requirements, the fund is permitted to (i) incur borrowings in an amount up to 331/3% of its assets (including the amount borrowed), (ii) borrow up to an additional 5% of the fund's asset for temporary purposes, (iii) obtain such short-term credits as are necessary for the clearance of portfolio transactions, and (iv) purchase securities on margin to the extent permitted by applicable law.


(3) Invest in real estate, except the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Make any investment inconsistent with its classification as a diversified closed-end investment company (or series thereof) under the 1940 Act. This means that with respect to 75% of the its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of a single issuer, or if such purchase would at the same time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed by assets and revenues of similar projects.

      For purposes of applying the limitation set forth in restriction (8) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (8), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer.

Governmental issuers of municipal securities are not considered part of any "industry."

All other investment policies of the fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the fund's outstanding voting shares.

The fund has not adopted a fundamental policy prohibiting or limiting the fund's use of short sales, purchases on margin and the writing of put and call options. The fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment Objective and Principal Investment Strategies" and this statement of additional information under "Investment Objective and Policies."

Under one provision of the 1940 Act, the fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.


The fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The fund does not anticipate that such guidelines would have a material adverse effect on the fund's holders of common shares or its ability to achieve its investment objective. The fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. With the exception of this current offering of AMPS, no minimum rating is required for the issuance of preferred shares by the fund.


The fund does not currently intend to acquire insurance coverage on municipal securities held in the fund's portfolio ("Fund Insured Bonds"), if, after any such acquisition 10% or more of the fund's total assets are represented by Fund Insured Bonds insured by the same insurance company or a related group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the fund's total assets, the fund undertakes that it will amend its registration statement under the 1940 Act to include summary financial information with respect to such insurance company or group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the fund's total assets, the fund undertakes that it will amend its registration statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The foregoing limitation and undertakings to not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the fund's portfolio.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the fund within the meaning of the 1940 Act, and such Trustees are referred to as "Interested Trustees". Trustees who are not interested persons of the fund are referred to as "Independent Trustees." Each of the Trustees serves as a trustee of each of the 60 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


------------------------------------------------------------------------------------------------------------------------------------
                        POSITIONS         TERM OF OFFICE
NAME, AGE AND           HELD WITH         AND LENGTH OF       PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
ADDRESS                 THE FUND          SERVICE             PAST FIVE YEARS                       BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.      Chairman of       Since December      Deputy Chairman and a Director of     Director of Harbor Global
(77)*                   the Board,        2003. Term          Pioneer Global Asset Management       Company, Ltd.
                        Trustee and       expires in 2007.    S.p.A. ("PGAM"); Non-Executive
                        President                             Chairman and a Director of
                                                              Pioneer Investment Management USA
                                                              Inc. ("PIM-USA"); Chairman and a
                                                              Director of the Pioneer; Director
                                                              of Pioneer Alternative Investment
                                                              Management Limited (Dublin);
                                                              President and a Director of
                                                              Pioneer Alternative Investment
                                                              Management (Bermuda) Limited and
                                                              affiliated funds; President of
                                                              all of the Pioneer Funds; and Of
                                                              Counsel (since 2000, partner
                                                              prior to 2000), Hale and Dorr LLP
                                                              (counsel to PIM-USA and the
                                                              Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood*         Trustee and       Since October       President and Chief Executive         None
(51)                    Executive         2003. Term          Officer, PIM-USA since May, 2003
                        Vice              expires in 2005.    (Director since January,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        POSITIONS         TERM OF OFFICE
NAME, AGE AND           HELD WITH         AND LENGTH OF       PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
ADDRESS                 THE FUND          SERVICE             PAST FIVE YEARS                       BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                        President                             2001); President and Director of
                                                              Pioneer since May 2003; Chairman
                                                              and Director of Pioneer
                                                              Investment Management Shareholder
                                                              Services, Inc. ("PIMSS") since
                                                              May 2003; Executive Vice
                                                              President of all of the Pioneer
                                                              Funds since June 2003; Executive
                                                              Vice President and Chief
                                                              Operating Officer of PIM-USA,
                                                              November 2000-May 2003; Executive
                                                              Vice President, Chief Financial
                                                              Officer and Treasurer, John
                                                              Hancock Advisers, LLC, Boston,
                                                              MA, November 1999-November 2000;
                                                              Senior Vice President and Chief
                                                              Financial Officer, John Hancock
                                                              Advisers, LLC, April
                                                              1997-November 1999
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (55)       Trustee           Since December      President, Bush International         Director of Brady
3509 Woodbine                             2003. Term          (international financial advisory     Corporation (industrial
Street; Chevy                             expires in 2006.    firm)                                 identification and
Chase, MD 20815                                                                                     specialty coated material
                                                                                                    products manufacturer),
                                                                                                    Millennium Chemicals, Inc.
                                                                                                    (commodity chemicals),
                                                                                                    Mortgage Guaranty Insurance
                                                                                                    Corporation, and R.J.
                                                                                                    Reynolds Tobacco Holdings,
                                                                                                    Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl,      Trustee           Since December      Alexander Graham Bell Professor       None
M.D. (77)                                 2003. Term          of Health Care Entrepreneurship,
Boston University                         expires in 2007.    Boston University; Professor of
Healthcare                                                    Management, Boston University
Entrepreneurship                                              School of Management; Professor
Program, 53 Bay                                               of Public Health, Boston
State Road, Boston,                                           University School of Public
MA 02215                                                      Health; Professor of Surgery,
                                                              Boston University School of
                                                              Medicine; and University
                                                              Professor, Boston University
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.           Trustee           Since December      Founding Director, The Winthrop       None
Graham (56)                               2003. Term          Group, Inc. (consulting firm);
1001 Sherbrooke                           expires in 2005.    Professor of Management, Faculty
Street West,                                                  of Management, McGill University
Montreal, Quebec,
Canada
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee           Since December      President and Chief Executive         None
(55)                                      2003. Term          Officer, Newbury, Piret &
One Boston                                                    Company, Inc. (investment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        POSITIONS         TERM OF OFFICE
NAME, AGE AND           HELD WITH         AND LENGTH OF       PRINCIPAL OCCUPATION DURING           OTHER DIRECTORSHIPS HELD
ADDRESS                 THE FUND          SERVICE             PAST FIVE YEARS                       BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Place, 26th Floor,                        expires in 2006.    banking firm)
Boston, MA 02108
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)    Trustee           Since December      Senior Counsel, Sullivan &            Director, The Swiss
125 Broad Street,                         2003. Term          Cromwell (law firm)                   Helvetia Fund, Inc.
New York, NY 10004                        expires in 2007.                                          (closed-end investment
                                                                                                    company) and AMVESCAP PLC
                                                                                                    (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (67)      Trustee           Since December      President, John Winthrop & Co.,       None
One North Adgers                          2003. Term          Inc. (private investment firm)
Wharf, Charleston,                        expires in 2005.
SC 29401
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         POSITIONS          TERM OF OFFICE
NAME, AGE AND            HELD WITH          AND LENGTH OF
ADDRESS                   THE FUND          SERVICE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa      Secretary          Since October        Secretary of PIM-USA; Senior Vice President-Legal of Pioneer;
(56)                                        2003.  Serves        and Secretary/Clerk of most of PIM-USA's subsidiaries since
                                            at the               October 2000; Secretary of all of the Pioneer Funds since
                                            discretion of        September 2003 (Assistant Secretary from November 2000 to
                                            board                September 2003); and Senior Counsel, Assistant Vice President
                                                                 and Director of Compliance of PIM-USA from April 1998 through
                                                                 October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.           Assistant          Since October        Assistant Vice President and Senior Counsel of Pioneer since
Kelley (39)              Secretary          2003.  Serves        July 2002; Vice President and Senior Counsel of BISYS Fund
                                            at the               Services, Inc. (April 2001 to June 2002); Senior Vice President
                                            discretion of        and Deputy General Counsel of Funds Distributor, Inc. (July
                                            board                2000 to April 2001; Vice President and Associate General
                                                                 Counsel from July 1996 to July 2000); Assistant Secretary of all of the Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (46)     Assistant          Since October        Partner, Hale and Dorr LLP; Assistant Secretary of all of the
                         Secretary          2003.  Serves        Pioneer Funds since September 2003
                                            at the
                                            discretion of
                                            board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (58)        Treasurer          Since October        Vice President-Fund Accounting, Administration and Custody
                                            2003.  Serves        Services of Pioneer (Manager from September 1996 to February
                                            at the               1999); and Treasurer of all of the Pioneer Funds (Assistant
                                            discretion of        Treasurer from June 1999 to November 2000)
                                            board
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti         Assistant          Since October        Assistant Vice President-Fund Accounting, Administration and
(38)                     Treasurer          2003.  Serves        Custody Services of Pioneer (Fund Accounting Manager from 1994
                                            at the               to 1999); and Assistant Treasurer of all of the Pioneer Funds
                                            discretion of        since November 2000
                                            board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (45)       Assistant          Since October        Fund Accounting Manager - Fund Accounting, Administration and
                         Treasurer          2003.  Serves        Custody Services of Pioneer; and Assistant Treasurer of all of
                                            at the               the Pioneer Funds since May 2002
                                            discretion of
                                            board
------------------------------------------------------------------------------------------------------------------------------------
Katharine Kim            Assistant          Since October        Fund Administration Manager - Fund Accounting, Administration
Sullivan (30)            Treasurer          2003.  Serves        and Custody Services since June 2003; Assistant Vice President
                                            at the               - Mutual Fund Operations of State Street Corporation from June
                                            discretion of        2002 to June 2003 (formerly Deutsche
                                            board
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         POSITIONS          TERM OF OFFICE
NAME, AGE AND            HELD WITH          AND LENGTH OF
ADDRESS                   THE FUND          SERVICE              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Bank Asset Management); Pioneer Fund Accounting, Administration
                                                                 and Custody Services (Fund Accounting Manager from August 1999 to
                                                                 May 2002, Fund Accounting Services Supervisor from 1997 to July
                                                                 1999); Assistant Treasurer of all of the Pioneer Funds since
                                                                 September 2003
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The fund's Board of Trustees consists of 8 members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Ms. Graham, Mr. Hood and Mr. Winthrop at the first annual meeting following this public offering, the terms of Ms. Bush and Ms. Piret expire at the second annual meeting, and the terms of Mr. Cogan, Dr. Egdahl and Mr. West expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee, and a Policy Administration Committee. Committee members are as follows:

AUDIT COMMITTEE

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

INDEPENDENT TRUSTEES COMMITTEE

Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING COMMITTEE

Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

VALUATION COMMITTEE

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

POLICY ADMINISTRATION COMMITTEE

Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

- discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

- together with the Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the fund or Pioneer; actively to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.

The Independent Trustees Committee reviews the fund's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees as follows:

- If the Pioneer fund has assets greater than $250 million, the Pioneer fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer fund's net assets.

- If the Pioneer fund has assets less than $250 million, the Pioneer fund pays each Independent Trustee an annual fee of $1,000.

- If the Pioneer fund has assets greater than $50 million, the Pioneer fund pays each Interested Trustee an annual fee of $500, and if the Pioneer fund has assets less than $50 million, the Pioneer fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the fund for these fees).

- Each Pioneer fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the fund and the Pioneer Funds as a group. Compensation from the fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2003.

                                                                                                           TOTAL
                                                           PENSION OR                                  COMPENSATION
                                     AGGREGATE        RETIREMENT BENEFITS      ESTIMATED ANNUAL        FROM THE FUND
                                   COMPENSATION        ACCRUED AS PART OF         BENEFIT UPON           AND OTHER
NAME OF TRUSTEE                     FROM FUND*           FUND EXPENSES            RETIREMENT          PIONEER FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr. ***                 $500.00                $0.00                  $0.00              $19,200.00
Osbert M. Hood *** +                   $500.00                $0.00                  $0.00              $11,520.00

INDEPENDENT TRUSTEES:
Mary K. Bush                         $3,167.00                $0.00                  $0.00             $104,000.00

                                                                                                           TOTAL
                                                           PENSION OR                                  COMPENSATION
                                     AGGREGATE        RETIREMENT BENEFITS      ESTIMATED ANNUAL        FROM THE FUND
                                   COMPENSATION        ACCRUED AS PART OF         BENEFIT UPON           AND OTHER
NAME OF TRUSTEE                     FROM FUND*           FUND EXPENSES            RETIREMENT          PIONEER FUNDS**
Richard H. Egdahl, M.D.              $3,167.00                $0.00                  $0.00              $99,750.00
Margaret B.W. Graham                 $3,167.00                $0.00                  $0.00             $104,000.00
Marguerite A. Piret                  $3,167.00                $0.00                  $0.00             $113,562.50
Stephen K. West                      $3,167.00                $0.00                  $0.00              $99,750.00
John Winthrop                        $3,167.00               $0.00                   $0.00              $99,750.00
                                     =========               ======                  =====              ==========
                                    $20,002.00                $0.00                  $0.00             $651,532.50

      *     Estimated for the fiscal year ending November 31, 2004.

      ** For the calendar year ended December 31, 2003. There are 51 U.S. registered investment portfolios in the Pioneer Family of Funds.

      *** Under the investment advisory agreement, Pioneer reimburses the fund for any Trustee fees paid by the fund.


      + Mr. Hood became a Trustee of the other Pioneer Funds during the calendar year 2003.


OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the fund and the Pioneer Funds in the aggregate. The value of shares of the fund and any other closed-end fund are determined based on closing market price on December 31, 2003. The value of shares of any Pioneer fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2003. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY      SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE                       SECURITIES IN THE FUND          COMPANIES IN THE PIONEER FUNDS
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
John F. Cogan, Jr.                               none                           Over $100,000
Osbert M. Hood                                   none                           Over $100,000

INDEPENDENT TRUSTEES:
Mary K. Bush                                     none                          $10,001-$50,000
Richard H. Egdahl, M.D.                          none                          $50,001-$100,000
Margaret B.W. Graham                             none                          $10,001-$50,000
Marguerite A. Piret                              none                          $50,001-$100,000
Stephen K. West                                  none                           Over $100,000
John Winthrop                                    none                           Over $100,000

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser, or for which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito, Merrill Lynch or any other entity in a control relationship to Pioneer or Merrill Lynch.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito, Merrill Lynch or any other entity in a control relationship to Pioneer or Merrill Lynch.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

-     the fund

-     an officer of the fund

-     a related fund

-     an officer of any related fund

-     Pioneer or Merrill Lynch

-     an officer of Pioneer or Merrill Lynch

-     an entity in a control relationship to Pioneer or Merrill Lynch

- an officer of any such entity in a control relationship to Pioneer or Merrill Lynch

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $125,603 in 2002 and 2003, respectively.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors of a company on which an officer of any of the following entities also serves as a director:

-     Pioneer

-     Merrill Lynch

-     UniCredito

-     any other entity in a control relationship with Pioneer or Merrill Lynch

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-     the fund

-     any related fund

-     Pioneer

-     Merrill Lynch

-     any affiliated person of the fund, Pioneer or Merrill Lynch

-     UniCredito

-     any other entity in a control relationship to the fund, Pioneer or Merrill
      Lynch

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

The 1940 Act requires that a fund's investment advisory agreement be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's investment advisory agreement are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the investment advisory agreement will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the investment advisory agreement, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's proposed operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

- the experience of Pioneer in managing other portfolios with significant investments in dividend-paying equity securities and municipal securities and the performance of such portfolios;

- the experience of the investment advisory and other personnel who would be providing services to the fund and the historical quality of the services provided by Pioneer;

-     the fee charged by Pioneer for investment advisory services;

- the fund's projected total operating expenses, and Pioneer's agreement to limit the fund's expenses for three years; and

- the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other closed-end investment companies which are expected to be leveraged that invest in dividend-paying equity securities and municipal securities; and (3) the relative performance of other funds advised by Pioneer that invest a significant portion of their assets in equity securities compared to other investment companies with similar objectives and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's investment advisory agreement.

CODE OF ETHICS

The fund and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 31, 2004, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of any class of the outstanding shares of the fund. The fund is not aware of any beneficial owner of 5% or more of any class of its shares. The following is a list of the holders of record of 5% or more of any class of the fund's outstanding shares as of March 31, 2004:

        RECORD HOLDER               SHARE CLASS         NUMBER OF SHARES        % OF CLASS
          Cede & Co.               Common Shares           28,676,853             99.89%
         P.O. Box 20
    Bowling Greene Station
      New York, NY 10274


INVESTMENT ADVISER


The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of February 29, 2004, assets under management were approximately $152 billion worldwide, including over $36 billion in assets under management by Pioneer. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.


As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes the fund with an investment program consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the investment advisory agreement, Pioneer is not liable to the fund except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the fund, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.

The fund has retained Princeton Administrators, L.P. (the "Administrator") to act as administrator of the fund. Pursuant to an administration agreement, the fund pays the Administrator a fee at a monthly rate equal to the greater of $10,000 or 0.07% of the fund's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million.

COMPENSATION AND EXPENSES

Under the investment advisory agreement, the fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.60% of the fund's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the fund's managed assets, Pioneer's interest in determining whether to leverage the fund may differ from the interests of the fund. The advisory fee payable by the fund to Pioneer is higher than the fees paid by most U.S. investment companies.

The fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.

Under the terms of its investment advisory agreement with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer or the fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the fund. In addition, the fund will pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Pioneer has agreed for the first three years of the fund's investment operations to limit the fund's total expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to 0.80% of the fund's average daily managed assets. The dividend on any preferred shares is not an expense. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the fund's total expenses are less than 0.80% of average daily managed assets.

PROXY VOTING

The fund's Trustees have delegated to Pioneer the authority to vote proxies on behalf of the fund. The Trustees have approved the proxy voting guidelines of Pioneer and will review the guidelines and suggest changes they deem advisable. A summary of Pioneer's proxy voting policies and procedures are attached to this statement of additional information as Appendix B.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES

The economic terms of the investment advisory agreement were approved by the fund's Board of Trustees at a meeting of the Board of Trustees held on January 6, 2004, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the fund's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.

The investment advisory agreement was approved by the sole common shareholder of the fund as of January 16, 2004.

Unless earlier terminated as described below, the investment advisory agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the fund and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the fund. The investment advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the fund and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the fund) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST

The fund is managed by Pioneer which also serves as investment adviser to other Pioneer funds and other accounts with investment objective identical or similar to those of the fund. Securities frequently meet the investment objective of the fund, the other Pioneer funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer funds may have the same or similar investment objective and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

                             PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's investment advisory agreement. Securities purchased and sold on behalf of the fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer that has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund. The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

             ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS


GENERAL. The Depository Trust Company ("DTC" or the "Securities Depository") will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Statement. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Trustees, as described under "Description of AMPS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.



DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the AMPS, whether for its own account or as a nominee for another person.



THE AUCTION AGENT. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.



The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of auctions and notices from any broker-dealer ("Broker-Dealer") that has entered into an agreement with the Auction Agent and the fund (a "Broker-Dealer Agreement") (or other person, if permitted by the fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:30 p.m., New York City time, on the business day preceding such Auction.


The Auction Agent may terminate its auction agency agreement with the fund upon notice to the fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The fund may remove the Auction Agent provided that prior to such removal the fund shall have entered into such an agreement with a successor auction agent.


BROKER-DEALERS. The Auction Agent after each Auction for the AMPS will pay to each Broker-Dealer, from funds provided by the fund, a service charge at the annual rate: (i) in the case of any Auction Date immediately preceding a Dividend Period other than a Special Dividend Period, the product of (A) a fraction the numerator of which is the number of days in such Dividend Period (calculated by counting the date of original issue of such shares to but excluding the next succeeding dividend payment date of such shares) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of shares of outstanding AMPS for which the Auction is conducted and (ii) in the case of any Special Dividend Period the amount determined by mutual consent of the Trust and any such Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate AMPS with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-

Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or
(ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.


The fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the fund) may submit orders in Auctions for its own account, unless the fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                            RATING AGENCY GUIDELINES

The descriptions of Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") rating guidelines ("Rating Agency Guidelines") contained in this statement of additional information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix C to this statement of additional information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this statement of additional information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.


The composition of the fund's portfolio reflects the Rating Agency Guidelines in connection with the fund's receipt of a rating of "Aaa" and "AAA" from Moody's and Fitch, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A securities) and other securities not within the Rating Agency Guidelines. Accordingly, although the fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the fund's portfolio.



The Rating Agency Guidelines require that the fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the AMPS plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the fund to maintain asset coverage required by the 1940 Act as a condition to paying dividends or other distributions on the fund's common shares. The effect of compliance with the Rating Agency Guidelines may be to cause the fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the fund's ability to make certain investments that would otherwise be deemed potentially desirable by Pioneer. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the fund in the future elected not to use financial leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the fund may issue.


The fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Rating Agency Guidelines do not impose any limitations on the percentage of fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the fund's portfolio. The amount of such assets included in the fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the fund's assets that are eligible for inclusion in the discounted value of the fund's portfolio under the Rating Agency Guidelines. For a more detailed description of the Rating Agency Guidelines, see the Statement which is attached to this Statement of Additional Information as Appendix C.

                           FEDERAL INCOME TAX MATTERS


The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of AMPS of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, shareholders that are subject to the alternative minimum tax of shareholder that hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.



The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the 90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.


If the fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the fund's distributions will be sufficient to avoid entirely this tax.


Based in part on the lack of any present intention on the part of the fund to redeem or purchase AMPS at any time in the future, the fund intends to take the position that under present law the AMPS will constitute stock of the fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. This view relies in part on a published ruling of the IRS stating that certain preferred stock, similar in many material respects to the AMPS, represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead distributions by the fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the fund, would be included in the income of the recipient, and would be taxed as ordinary income.


The fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

The fund seeks to invest its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the fund may also invest a portion of its portfolio in debt and equity securities, the income on which is taxable at ordinary income tax rates, and may engage in other transactions generating gain or income which is not tax-exempt, e.g., sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable to shareholders.

For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund.

Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11) of the Code, from the fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

In the case of securities lending transactions, payments in lieu of dividends are not tax-qualified dividends, and dividends received by the fund from REITs are tax-qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the fund's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual holder of AMPS will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any AMPS held by the shareholder for fewer than 91 days during the 181 day-period beginning on the date which is 90 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.


Dividends received by the fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

If the fund retains any net capital gain for a taxable year, the fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund acquires any equity interest (generally including not only stock but also, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.


The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


If the fund utilizes leverage through borrowing or issuing preferred shares, a failure by the fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions, potentially could limit or suspend the fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the fund's qualification for treatment as a regulated investment company under the Code and/or might subject the fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the fund may, in its sole discretion, purchase or redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The fund will endeavor to avoid restrictions on its ability to distribute dividends.


For U.S. federal income tax purposes, the fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.


The fund may, at its option, redeem the AMPS in whole or in part subject to certain limitations and to the extent permitted under applicable law, and is required to redeem all or a portion of the AMPS to the extent required to maintain the AMPS Basic Maintenance Amount and the Investment Company Act Preferred Share Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS generally will be taxed as gain or loss from the sale of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the fund,
(c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the fund. For the purposes of (a), (b), and (c) above, a shareholder's ownership of common shares and AMPS will be taken into account and the common shares and AMPS held by persons who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions
(a) through (d) are met, the redemption proceeds may be considered to be a dividend distribution taxable as ordinary income as discussed above. In addition, any declared but unpaid dividends distributed to shareholders in connection with a redemption will be taxable to shareholders as dividends as described above.


Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.





Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

The federal income tax treatment of the fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the fund, the timing or character of income recognized by the fund could be affected, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and AMPS are outstanding, the fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the fund will designate dividends constituting qualified dividend income, dividends qualifying for the dividends-received deduction, exempt-interest dividends, capital gain dividends, and other taxable dividends in a manner that allocates such income between the holders of common shares and AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.


The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the general result that shareholders will not be entitled to any deduction or credit for such taxes on their own tax returns.


Federal law requires that the fund withhold (as "backup withholding") at the current rate of 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided the required information is furnished to the IRS.



The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons for U.S. federal income tax purposes, i.e., U.S. citizens or individual residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as banks and financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the current rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other investment companies with a similar investment objective and to municipal securities or other relevant indices. For example, yield or total return of the fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Russell U.S. Equity Indexes; the Dow Jones Industrial Average; the Wilshire Total Market Value Index, Lehman Brothers Municipal Bond Index; or other comparable indices or investment vehicles. In addition, the performance of the fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

Past performance is not indicative of future results. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

PIONEER. From time to time, Pioneer or the fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele. Pioneer has more than 180 equity and fixed-income managers and analysts worldwide.

Advertisements for the fund may make reference to certain other open- or closed-end investment companies managed by Pioneer.

                              INDEPENDENT AUDITORS


The statements of assets and liabilities and operations of the fund as of January 16, 2004 appearing in this statement of additional information has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides accounting, auditing and tax preparation services to the fund.


                             ADDITIONAL INFORMATION


A Registration Statement on Form N-2 (File No. 811-21448), including amendments thereto, relating to the AMPS offered hereby, has been filed by the fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the AMPS offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT


                      PIONEER TAX ADVANTAGED BALANCED TRUST

                       STATEMENT OF ASSETS AND LIABILITIES





January 16, 2004



ASSETS:
Cash .......................................................          $  100,003
Receivable from Adviser ....................................              40,000
Deferred offering costs ....................................             960,000
Total assets ...............................................           1,100,003
                                                                      ----------

LIABILITIES:
Accrued Organizational
Expenses ...................................................              40,000
Accrued offering costs .....................................             960,000
Total liabilities ..........................................           1,000,000

Net Assets (6,981 shares issued and outstanding;
              unlimited shares authorized) .................          $  100,003
                                                                      ----------

Net asset value per share ..................................          $   14.325


 STATEMENT OF OPERATIONS
 ONE DAY ENDED January 16, 2004

 Investment income .........................................          $       --
                                                                      ----------

 Organizational
expenses ...................................................              40,000
 Less: Reimbursement from
Adviser ....................................................              40,000
                                                                      ----------

Net Expenses ...............................................                  --
 Net Investment income .....................................          $       --
                                                                      ==========



 NOTES



 1.       ORGANIZATION



 Pioneer Tax Advantaged Balanced Trust (the "Trust") is a diversified, closed-end management investment company organized on October 16, 2003, which has had no operations other than the sale and issuance of 6,981 shares at an aggregate purchase price of $100,003 to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser. The Adviser has agreed to reimburse all of the Trust's organizational expenses and the amount by which the aggregate of all offering costs (other than the sales load but including reimbursement of underwriters' expenses of $0.005 per common share) exceed $0.03 per share. The line items "Receivable from Adviser" and " Reimbursement from Adviser" reflect the anticipated reimbursement by the Adviser of the Trust's organizational expenses. Offering costs, estimated to be approximately $960,000, up to $0.03 per share will be charged to the Trust's capital paid-in at the time the common shares of beneficial interest are sold.



 2.       ACCOUNTING POLICIES



 The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.



 3.       AGREEMENTS

 The Trust has entered into an Advisory Agreement with the Adviser, which, upon commencement of investment operations, provides for payment of a monthly fee computed at the annual rate of 0.60% of the Trust' s average daily managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability. Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., has contracted with the Trust to provide transfer agent and shareholder services to the Trust at negotiated rates.



 The Adviser has agreed for the first three years of the Trust' s investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expenses or any other non-recurring or non-operating expenses) to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense. The Adviser may subsequently recover previously reimbursed expenses (within three years of being incurred) from the Trust to the extent that such recovery does not cause the Trust's total expenses to exceed 0.80% of average daily managed assets.



 The Trust has also entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator") and the Adviser, pursuant to which the Administrator provides certain administrative and accounting services to the Trust and the Adviser provides certain administrative services to the Trust. Upon commencement of investment operations, the Trust will pay the Administrator a monthly fee computed at the annual rate of 0.07% of the Trust's average daily managed assets up to $500 million, subject to a monthly minimum fee of $10,000 and 0.03% of the average daily managed assets in excess of $500 million. The Adviser does not receive any compensation under the administration agreement. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.



4.       FEDERAL INCOME TAXES



 The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                         Report of Independent Auditors



To the Shareholder and
Board of Trustees of
Pioneer Tax Advantaged Balanced Trust



We have audited the accompanying statement of assets and liabilities of Pioneer Tax Advantaged Balanced Trust (the "Trust") as of January 16, 2004 (date of capitalization) and the related statement of operations for the one-day period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer Tax Advantaged Balanced Trust at January 16, 2004 (date of capitalization), and the results of its operations for the one-day period then ended, in conformity with accounting principles generally accepted in the United States.





                                                           /s/ ERNST & YOUNG LLP




 January 20, 2004
 Boston, Massachusetts

                        FINANCIAL STATEMENTS (UNAUDITED)



PIONEER TAX ADVANTAGED BALANCED TRUST
FINANCIAL HIGHLIGHTS 2/29/2004 (UNAUDITED)



                                                                           JAN 28, 2004 (1)
                                                                                  TO
                                                                             FEB 29, 2004
PER COMMON SHARE OPERATING PERFORMANCE (2)
Net asset value, beginning of period                                         $     14.33(5)
                                                                             -----------
Increase (decrease) from investment operations:
     Net investment income                                                          0.03
     Net realized and unrealized gain on investments                                0.20
     Distributions to preferred shareowners from net investment income                --
                                                                             -----------
     Net increase from investment operations                                 $      0.23
Capital charge with respect to issuance of:
     common shares                                                                 (0.03)
                                                                             -----------
Net increase in net asset value                                              $      0.20
                                                                             -----------
Net asset value, end of period (3)                                           $     14.53
                                                                             ===========
Market value, end of period (3)                                              $     15.00
                                                                             -----------
     Total return at market value (6)                                               0.00%
     Total return on NAV (7)                                                        1.40%
RATIOS TO AVERAGE NET ASSETS OF HOLDERS OF COMMON SHARES
     Net expenses                                                                   0.69%(4)
     Net investment income before preferred share dividends                         2.69%(4)
     Preferred share dividends                                                        --%(4)
     Net investment income available to holders of Common Shares                    2.69%(4)
Portfolio turnover                                                                 13.83%
Net assets of holders of common shares, end of period (in thousands)         $   397,603
AMPS outstanding (in thousands)                                              $        --
Asset coverage per preferred share, end of period                            $        --
Average market value per preferred share                                     $        --
Liquidation value per preferred share                                        $        --
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREOWNERS BEFORE REIMBURSEMENT
     OF ORGANIZATION EXPENSES
     Net Expenses                                                                   0.82%(4)
     Net investment income before preferred share dividends                         2.56%(4)
     Preferred share dividends                                                         -%(4)
     Net investment income available to common shareowners                          2.56%(4)



(1)  Commencement of operations.



(2) The per share data presented above is based upon the average common shares outstanding for the period presented.



(3) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.



(4)  Annualized.



(5) Net asset value immediately after the closing of the first public offering was $14.30.



(6) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions on the shares of the fund. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.



(7) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675, and the ending net asset value per share of $14.53.



The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the fund's common shares.



   The accompanying notes are an integral part of these financial statements.

PIONEER TAX ADVANTAGED BALANCED TRUST
STATEMENT OF ASSETS AND LIABILITIES 2/29/2004 (UNAUDITED)



ASSETS:
     Investments in securities, at value (cost $391,554,736)         $396,770,837
     Cash                                                              12,319,789
     Receivables -
         Dividends and interest                                         2,915,352
     Organization costs reimbursement                                      40,000
     Other assets                                                          17,500
                                                                     ------------
         Total assets                                                $412,063,478
                                                                     ------------

LIABILITIES:
     Payables -
         Investment securities purchased                             $ 13,681,698
         Offering costs payable                                           546,473
         Organization costs payable                                        40,000
     Accrued expenses                                                     192,117
                                                                     ------------
         Total liabilities                                           $ 14,460,288
                                                                     ------------

PREFERRED SHARES AT REDEMPTION VALUE:
     $25,000 liquidation value per share; no shares outstanding      $         --
                                                                     ------------
         NET ASSETS APPLICABLE TO COMMON SHAREOWNERS                 $397,603,190
                                                                     ============

NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
     Paid-in capital                                                 $391,068,253
     Undistributed net investment income                                  870,243
     Accumulated net realized gain on investments                         448,593
     Net unrealized gain on investments                                 5,216,101
                                                                     ------------
         NET ASSETS APPLICABLE TO COMMON SHAREOWNERS                 $397,603,190
                                                                     ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
     Based on $397,603,190/27,356,981 common shares                  $      14.53
                                                                     ============




   The accompanying notes are an integral part of these financial statements.

PIONEER TAX ADVANTAGED BALANCED TRUST
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD 1/28/2004 (COMMENCEMENT OF OPERATIONS) TO 2/29/2004



INVESTMENT INCOME:
     Dividends                                                                   $494,399
     Interest                                                                     600,906      $1,095,305
                                                                                 --------      ----------

EXPENSES:
     Management fees                                                             $182,312
     Administration fees                                                           21,270
     Transfer agent fees                                                            4,445
     Custodian fees                                                                 2,829
     Registration fees                                                              2,831
     Organization costs                                                            40,000
     Professional fees                                                              5,819
     Printing fees                                                                  1,818
     Trustees' fees                                                                 1,212
     Miscellaneous                                                                  2,526
                                                                                  -------
         Total expenses                                                                        $  265,062
                                                                                               ----------
              Reimbursement of organization costs                                              $  (40,000)
                                                                                               ----------
         Net expenses                                                                          $  225,062
                                                                                               ----------
              Net investment income                                                            $  870,243
                                                                                               ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                                                          $  448,593
     Net unrealized gain on investments                                                         5,216,101
                                                                                               ----------
         Net gain on investments                                                               $5,664,694
                                                                                               ----------

DIVIDENDS TO PREFERRED SHAREOWNERS FROM NET INVESTMENT INCOME                                  $       --
                                                                                               ----------
     Net increase in net assets applicable to common shareowners resulting
         from operations                                                                       $6,534,937
                                                                                               ==========




   The accompanying notes are an integral part of these financial statements.

PIONEER TAX ADVANTAGED BALANCED TRUST
STATEMENT OF CHANGES (UNAUDITED)
FOR THE PERIOD 1/28/2004 (COMMENCEMENT OF OPERATIONS) TO 2/29/2004




                                                                                                 1/30/04
                                                                                                TO 2/29/04
FROM OPERATIONS:
     Net investment income                                                                   $      870,243
     Net realized gain on investments                                                               448,593
     Net unrealized gain on investments                                                           5,216,101
     Dividends to preferred shareowners from net investment income                                       --
                                                                                             --------------
         Net increase in net assets applicable to common shareowners                         $    6,534,937
                                                                                             --------------

FROM TRUST SHARE TRANSACTIONS:
     Net proceeds from the issuance of common shares                                         $  366,720,000
     Net proceeds from underwriters' over-allotment option exercised                             25,068,750
     Common share offering expenses charged to paid-in capital                                     (820,500)
                                                                                             --------------
         Net increase in net assets applicable to common shareowners resulting from fund
              share transactions                                                             $  390,968,250
                                                                                             --------------
         Net increase in net assets applicable to common shareowners                         $  397,503,187

NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
     Beginning of period                                                                            100,003
                                                                                             --------------
     End of period (including undistributed net investment income of $870,243)               $  397,603,190
                                                                                             ==============




   The accompanying notes are an integral part of these financial statements.

PIONEER TAX ADVANTAGED BALANCED TRUST
SCHEDULE OF INVESTMENTS 2/29/2004 (UNAUDITED)



  PRINCIPAL     S&P/MOODY'S
   AMOUNT         RATINGS                                                                           VALUE
                              TAX EXEMPT OBLIGATIONS  - 57.6%
                              ALABAMA - 3.0%
$5,000,000     NR/A2          Huntsville Health Care Authority Revenue, 5.75%, 6/1/32           $  5,324,450
5,630,000      AAA/Aaa        Jefferson County Sewer Revenue, 5.0%, 2/1/41*                        6,428,221
                                                                                                ------------
                                                                                                 $11,752,671
                                                                                                ------------

                              ARIZONA - 0.3%
1,000,000      NR/Baa3        Pima County Industrial Development Authority Education Revenue,   $  1,015,470
                                                                                                ------------
                              6.75%, 7/1/31

                              CALIFORNIA - 0.5%
2,000,000      BBB/Baa2       Golden State Tobacco Securitization Corp., 6.75%, 6/1/39          $  1,965,400
                                                                                                ------------

                              CONNECTICUT - 2.4%
3,750,000      AAA/Aaa        Connecticut State General Obligation,  5.25%, 10/15/14            $  4,342,388
5,000,000      AAA/Aaa        Connecticut State Housing Finance Authority, 5.3%, 5/15/33           5,183,550
                                                                                                ------------
                                                                                                $  9,525,938
                                                                                                ------------

                              DISTRICT OF COLUMBIA - 0.4%
1,500,000      BBB/Baa2       District of Columbia Tobacco Settlement Financing Corp., 6.75%,   $  1,469,970
                                                                                                ------------
                              5/15/40

                              FLORIDA - 6.1%
5,340,000      AAA/Aaa        Florida State Department of Environmental Protection              $  6,193,279
                              Preservation Revenue, 5.25%, 7/1/11
1,145,000      BB/NR          Miami Beach Health Facilities Authority, 5.375%, 11/15/28              997,593
4,710,000      AAA/Aaa        Orlando & Orange Counties Expressway Authority Revenue, 5.0%,        5,369,494
                              7/1/13
10,000,000     AAA/Aaa        Reedy Creek Improvement District Utilities Revenue, 5.25%,          11,576,100
                                                                                                ------------
                              10/1/15
                                                                                                $ 24,136,466
                                                                                                ------------

                              GEORGIA - 2.5%
10,735,000     AAA/Aaa        Georgia State General Obligation, 2.0%, 12/1/23                   $  7,301,196
2,205,000      AAA/Aaa        Georgia State General Obligation, 5.25%, 10/1/13                     2,583,797
                                                                                                ------------
                                                                                                $  9,884,993
                                                                                                ------------

                              ILLINOIS - 1.6%
5,795,000      AAA/Aaa        Du Page Water Commission Illinois Water Revenue, 5.0%, 5/1/11     $  6,608,038
                                                                                                ------------

                              MARYLAND - 0.6%
2,000,000      AA/Aa3         Prince George's County General Obligation, 5.0%, 10/1/13          $  2,298,900
                                                                                                ------------

                              MASSACHUSETTS - 4.0%
3,300,000      AAA/Aaa        Massachusetts Health & Educational Facilities Authority Revenue,  $  3,750,318
                              5.0%, 7/1/18
2,120,000      BBB/Baa3       Massachusetts Health & Educational Facilities Authority Revenue,     2,143,193
                              5.625%, 7/1/20
  900,000      BBB/Baa3       Massachusetts Health & Educational Facilities Authority Revenue,       948,051
                              6.25%, 7/1/22
2,570,000      AAA/Aa2        Massachusetts State General Obligation, 5.625%, 9/1/12               3,022,808
5,000,000      AAA/Aa2        Massachusetts State General Obligation, 5.75%, 6/1/11                5,957,600
                                                                                                ------------
                                                                                                $ 15,821,970
                                                                                                ------------

                              MICHIGAN - 1.4%
5,000,000      A/A2           Michigan State Hospital Finance Authority Revenue,  5.5%, 11/1/15 $  5,495,550
                                                                                                ------------

                              MINNESOTA - 1.2%
4,115,000      AAA/Aa1        Minnesota State General Obligation, 5.5%, 6/1/11                  $  4,792,946
                                                                                                ------------

                              NEW HAMPSHIRE - 2.1%
8,000,000      AAA/Aaa        Manchester School Facilities Revenue, 5.125%, 6/1/28              $  8,493,600
                                                                                                ------------

                              NEW JERSEY - 4.4%
3,000,000      BBB/Baa1       New Jersey Health Care Facilities Authority Revenue, 5.375%,      $  3,033,810
                              7/1/33
3,500,000      AAA/Aaa        New Jersey State General Obligation, 5.25%, 7/1/12                   4,065,705
7,500,000      AAA/Aaa        New Jersey State General Obligation, 5.25%, 7/1/15                   8,722,200
2,000,000      BBB/Baa2       Tobacco Settlement Financing Corp., 6.25%, 6/1/43                    1,837,000
                                                                                                ------------
                                                                                                $ 17,658,715
                                                                                                ------------

  PRINCIPAL     S&P/MOODY'S
   AMOUNT         RATINGS                                                                           VALUE
                              NEW YORK - 11.3%
3,000,000      AAA/Aaa        Metropolitan Transportation Authority, Series B, 5.25%, 1/1/11    $  3,458,850
8,795,000      AAA/Aaa        New York City Transitional Finance Authority Revenue,  5.25%,       10,031,313
                              2/1/14
5,000,000      AAA/Aaa        New York State Dormitory Authority Revenue Bonds, 5.25%, 7/1/13      5,763,100
7,500,000      AAA/Aaa        New York State Dormitory Authority Revenue Bonds, 5.25%, 5/15/15     8,642,925
10,250,000     A/A2           New York State General Obligation, 5.0%, 8/1/14                     11,328,505
5,000,000      AAA/NR         New York State Thruway Authority Service Contract Revenue, 5.5%,     5,862,300
                              4/1/11
                                                                                                ------------
                                                                                                $ 45,086,993

                              NORTH CAROLINA - 2.6%
1,000,000      NR/NR          North Carolina Medical Care Commission Health Care Facility       $  1,010,660
                              Revenue, 5.0%, 11/1/23 (a)
3,750,000      A/NR           North Carolina Medical Care Commission Hospital Revenue, 5.375%,     3,864,150
                              6/1/32
5,000,000      AA+/Aa1        University of North Carolina Revenue, 5.0%, 12/1/28                  5,264,450
                                                                                                ------------
                                                                                                $ 10,139,260
                                                                                                ------------
                              PUERTO RICO - 3.1%
$5,000,000     AA/Aa3         Puerto Rico Housing Finance Authority Revenue, 5.0%, 12/1/14      $  5,633,000
5,960,000      AAA/Aaa        Puerto Rico Infrastructure Financing Authority Special               6,692,484
                                                                                                ------------
                              Obligations,  5.5%, 10/1/32
                                                                                                $ 12,325,484
                                                                                                ------------

                              SOUTH CAROLINA - 1.9%
2,500,000      A-/A3          South Carolina Jobs Economic Development Authority Revenue,       $  2,553,575
                              5.5%, 11/15/23
5,000,000      A-/A3          South Carolina Jobs Economic Development Authority Revenue,          5,094,350
                                                                                                ------------
                              5.625%, 11/15/30
                                                                                                $  7,647,925
                                                                                                ------------

                              TEXAS  - 2.9%
3,800,000      AAA/Aaa        North East Independent School District General Obligation, 5.0%,  $  4,319,232
                              8/1/14
5,000,000      AAA/Aaa        Tarrant Regional Water Revenue, 5.0%, 3/1/11                         5,681,150
1,500,000      NR/Baa3        Texas State Student Housing Revenue, 6.5%, 9/1/34                    1,602,345
                                                                                                ------------
                                                                                                $ 11,602,727
                                                                                                ------------

                              VIRGINIA  - 0.6%
2,000,000      AAA/Aaa        Alexandria Virginia General Obligation, 5.0%, 6/15/12             $  2,300,440
                                                                                                ------------

                              WASHINGTON - 2.1%
3,215,000      AAA/Aaa        Seattle Washington General Obligation, 5.375%, 12/1/14            $  3,707,956
9,805,000      AAA/Aaa        Washington State General Obligation, 0.0%, 12/1/19                   4,703,164
                                                                                                ------------
                                                                                                $  8,411,120
                                                                                                ------------

                              WISCONSIN  - 2.6%
5,000,000      AAA/Aaa        Wisconsin State General Obligation,  5.0%, 5/1/12                 $  5,682,550
4,310,000      AAA/Aaa        Wisconsin State General Obligation, 5.0%, 5/1/18                     4,742,940
                                                                                                ------------
                                                                                                $ 10,425,490
                                                                                                ------------

                              TOTAL TAX-EXEMPT OBLIGATIONS
                              (Cost $226,294,005) (b)                                           $228,860,066
                                                                                                ------------

   SHARES

                              COMMON STOCKS  - 32.1%
                              ENERGY - 1.1%
                              OIL & GAS - 1.1%
   25,000                     ChevronTexaco Corp.                                               $  2,208,750
   45,000                     Kerr-McGee Corp.                                                     2,351,250
                                                                                                ------------
                              TOTAL ENERGY                                                      $  4,560,000
                                                                                                ------------

                              MATERIALS - 1.8%
                              CHEMICALS - 1.7%
   83,000                     Eastman Chemical Co.                                              $  3,515,050
  192,045                     Lyondell Chemical Co.                                                3,420,321
                                                                                                ------------
                                                                                                $  6,935,371
                                                                                                ------------
                              CONSTRUCTION MATERIALS - 0.1%
    1,000                     Monarch Cement Co.                                                $     20,250
                                                                                                ------------

                              METALS & MINING - 0.0%
      200                     Worthington Industries, Inc.                                      $      3,466
                                                                                                ------------

  PRINCIPAL     S&P/MOODY'S
   AMOUNT         RATINGS                                                                           VALUE
                              TOTAL MATERIALS                                                   $  6,959,087
                                                                                                ------------

                              INDUSTRIALS - 0.3%
                              COMMERCIAL SERVICES & SUPPLIES - 0.3%
  100,000                     ServiceMaster Co.                                                 $  1,101,000
                                                                                                ------------
                              TOTAL INDUSTRIALS                                                 $  1,101,000
                                                                                                ------------

                              CONSUMER DISCRETIONARY - 2.1%
                              AUTOMOBILES - 1.0%
   80,000                     General Motors Corp.                                              $  3,849,600
                              HOUSEHOLD DURABLES - 1.1%
   50,000                     Bassett Furniture Industries, Inc.                                $  1,034,500
    4,327                     Kimball International, Inc.                                             73,256
    9,600                     Knape & Vogt Manufacturing Co.                                         131,520
  166,444                     Tupperware Corp.                                                     3,179,080
                                                                                                ------------
                                                                                                $  4,418,356
                                                                                                ------------
                              TOTAL CONSUMER DISCRETIONARY                                      $  8,267,956
                                                                                                ------------

   SHARES                                                                                           VALUE
                              CONSUMER STAPLES - 3.3%
                              FOOD & STAPLES RETAILING - 0.3%
   70,000                     Lance, Inc.                                                       $  1,183,700
                                                                                                ------------

                              FOOD PRODUCTS - 0.5%
   78,100                     ConAgra Foods, Inc.                                               $  2,123,539
                                                                                                ------------

                              TOBACCO - 2.5%
   40,000                     Altria Group,  Inc.                                               $  2,302,000
  115,000                     Loews Corp. - Carolina Group                                         3,269,450
   33,000                     R.J. Reynolds Tobacco Holdings, Inc.                                 2,037,090
   56,000                     UST Inc.                                                             2,132,480
                                                                                                $  9,741,020
                                                                                                ------------
                              TOTAL CONSUMER STAPLES                                             $13,048,259
                                                                                                ------------

                              HEALTH CARE - 1.0%
                              PHARMACEUTICALS - 1.0%
   78,000                     Bristol-Myers Squibb Co.                                          $  2,169,960
   41,000                     Merck & Co. Inc.                                                     1,971,280
                                                                                                ------------
                                                                                                $  4,141,240
                                                                                                ------------
                              TOTAL HEALTH CARE                                                 $  4,141,240
                                                                                                ------------

                              FINANCIALS - 5.6%
                              COMMERCIAL BANKS - 5.0%
   54,000                     Bank of America Corp.                                             $  4,423,680
   78,200                     First Merit Corp.                                                    2,073,864
  163,100                     KeyCorp                                                              5,287,702
   90,000                     National City Corp.                                                  3,213,000
  222,700                     TrustCo Bank Corp. NY                                                3,022,039
   67,800                     Union Planters Corp.                                                 2,032,644
                                                                                                ------------
                                                                                                $ 20,052,929
                                                                                                ------------

                              THRIFTS & MORTGAGE FINANCE - 0.6%
   50,000                     Washington Mutual, Inc.                                           $  2,247,000
                                                                                                ------------
                              TOTAL FINANCIALS                                                  $ 22,299,929
                                                                                                ------------

                              TELECOMMUNICATION SERVICES - 4.3%
                              DIVERSIFIED TELECOMMUNICATION SERVICES - 4.3%
  257,900                     AT&T Corp.                                                        $  5,165,737
  260,000                     SBC Communications Inc.                                              6,242,600
  150,000                     Verizon Communications Inc.                                          5,749,500
                                                                                                $ 17,157,837
                                                                                                ------------
                              TOTAL TELECOMMUNICATION SERVICES                                  $ 17,157,837
                                                                                                ------------

                              UTILITIES - 12.6%
                              ELECTRIC UTILITIES - 9.8%
  137,135                     Ameren Corp.                                                      $  6,500,199
  168,716                     Cinergy Corp.                                                        6,611,980
  151,415                     Consolidated Edison, Inc.                                            6,688,001
  167,897                     DTE Energy Co.                                                       6,793,113
  138,400                     Empire District Electric Co.                                         3,151,368
   74,383                     Great Plains Energy Inc.                                             2,577,371
   67,056                     NSTAR                                                                3,429,914
  110,446                     Southern Co.                                                         3,348,723
                                                                                                ------------
                                                                                                $ 39,100,669
                                                                                                ------------

                              GAS UTILITIES - 1.1%
  112,249                     KeySpan Corp.                                                     $  4,265,462
                                                                                                ------------

                              MULTI-UTILITIES - 1.7%
  303,253                     Duke Energy Corp.                                                 $  6,659,436
                                                                                                ------------
                              TOTAL UTILITIES                                                   $ 50,025,567
                                                                                                ------------

                              TOTAL COMMON STOCK
                              (Cost $125,287,734)                                               $127,560,875
                                                                                                ------------

                              NON-CONVERTIBLE PREFERRED  - 8.0%
                              FINANCIALS - 7.0%
                              COMMERCIAL BANKS - 1.2%
  200,000                     Royal Bank of Scotland Group PLC, Series B, 5.75%                 $  4,954,000
                                                                                                ------------

   SHARES                                                                                           VALUE
                              THRIFTS & MORTGAGE FINANCE - 5.5%
  201,000                     Fannie Mae, Series L, 5.125%                                      $  9,939,450
   80,000                     Fannie Mae, Series M, 4.75%                                          3,720,000
   57,000                     Freddie Mac, 5.81%                                                   3,049,500
   39,000                     Freddie Mac, Series F, 5.0%                                          1,864,200
   58,000                     Freddie Mac, Series K, 5.79%                                         3,132,000
                                                                                                ------------
                                                                                                 $21,705,150
                                                                                                ------------

                              CAPITAL MARKETS - 0.3%
   19,000                     Lehman Brothers Holdings Inc., Series C, 5.94%                    $    993,700
                                                                                                ------------
                              TOTAL FINANCIALS                                                   $27,652,850
                                                                                                ------------

                              UTILITIES - 1.0%
                              ELECTRIC UTILITIES - 1.0%
   90,000                     Alabama Power Co., 5.3%                                           $  2,252,817
   38,000                     Alabama Power Co., 5.83%                                             1,026,000
    5,750                     PPL Electric Utilities Corp., 4.5%                                     474,375
   22,000                     Southern California Edison Co., 4.32%                                  411,400
                                                                                                ------------
                              TOTAL UTILITIES                                                   $  4,164,592
                                                                                                ------------

                              TOTAL NON-CONVERTIBLE PREFERRED
                              (Cost $31,454,843)                                                 $31,817,442
                                                                                                ------------

                              CONVERTIBLE PREFERRED  - 0.5%
                              INDUSTRIALS - 0.5%
                              AEROSPACE & DEFENSE - 0.5%
   15,000                     Northrop Grumman Corp., 7.0%                                      $  2,002,500
                                                                                                ------------
                              TOTAL INDUSTRIALS                                                 $  2,002,500
                                                                                                ------------

                              TOTAL CONVERTIBLE PREFERRED
                              (Cost $1,988,200)                                                 $  2,002,500
                                                                                                ------------

                   TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.6%
6,529,954                     BlackRock Provident Institutional Municipal Fund                  $  6,529,954
                                                                                                ------------

                    TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                              (Cost $6,529,954)                                                 $  6,529,954
                                                                                                =============

                     TOTAL INVESTMENTS IN SECURITIES - 99.8%
                              (Cost $391,554,736) (c)                                           $396,770,837
                                                                                                ------------
                              OTHER ASSETS IN EXCESS OF LIABILITIES -  0.2%                     $    832,353
                                                                                                =============
                              PREFERRED SHARES AT REDEMPTION VALUE - (0.0)%                     $         --
                                                                                                ------------
                              NET ASSETS APPLICABLE TO COMMON SHAREOWNERS - 100.0%              $397,603,190
                                                                                                ============



* Prerefunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

NR   Not rated.

(a) This Security, or portion thereof, has been purchased on a "when issued" basis.

(b)  The concentration of tax-exempt investments by type of obligation/market sector is as follows:
     Insured                                                                                            50.8%
     General Obligation                                                                                 18.9
     Escrowed in U.S. Government Securities                                                              2.5
     Revenue Bonds:
           Health                                                                                       13.3
           Education Revenue                                                                             5.1
           Other Revenue                                                                                 2.9
           Tobacco                                                                                       2.3
           School District Revenue                                                                       1.9
           Housing Revenue                                                                               2.3
                                                                                                ------------
                                                                                                       100.0%
                                                                                                ============

(c) At February 29, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $391,554,687 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an excess of          $ 6,061,968
     value over tax cost

     Aggregate gross unrealized loss for all investments in which there is an excess of tax         (845,818)
     cost over value                                                                             -----------
     Net unrealized gain                                                                         $ 5,216,150
                                                                                                 ===========
     Purchases and sales of securities (excluding temporary cash investments)
     for the period ended February 29, 2004, aggregated $438,710,853 and
     $53,954,339, respectively.

PIONEER TAX ADVANTAGED BALANCED TRUST



NOTES TO FINANCIAL STATEMENTS 2/29/04   (UNAUDITED)



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES



Pioneer Tax Advantaged Balanced Trust (the "Trust") was organized as a Delaware statutory trust on October 16, 2003. Prior to commencing operations on January 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("Pioneer"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano"), of 6,981 common shares of beneficial interest at an aggregate purchase price of $100,003. Pioneer has agreed to pay all the Trust's organizational expenses and to pay the amount by which the aggregate offering costs (other than the sales load) exceeds $0.03 per share of the common shares offering. The investment objective of the Trust is to provide a high level of total after-tax return, including attractive tax-advantaged income.



The Trust may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. The Trust may also invest in common stocks and preferred securities that pay tax-qualified dividends. In addition, the Trust may invest in other securities, including debt instruments, real estate investment trusts ("REITS") and equity securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates.



The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with accounting principals generally accepted in the United States:



A.   SECURITY VALUATION



     Security transactions are recorded as of trade date. Securities are valued at the last sales price on the principal exchanges where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date. Discount and premium on fixed income securities are accreted or amortized, respectively, daily on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost, and investments in mutual funds are valued at their net asset value, as reported by the underlying fund.



     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.



B.   FEDERAL INCOME TAXES



     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.



C.   AUTOMATIC DIVIDEND REINVESTMENT PLAN



     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.




2.   MANAGEMENT AGREEMENT



Pioneer manages the Trust's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.



In addition, under Pioneer's management and administration agreements, certain other services and costs are paid by the Trust. Pioneer has retained Princeton Administrators, L.P. ("Princeton"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. The Trust pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.



Also, Pioneer has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses) to 0.80% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense.



Pioneer has agreed to pay all offering costs (other than the sales load) in connection with the Trust's offering of common shares that exceed $0.03 per common share. The offering expenses are estimated to be approximately $838,000 or $0.031 per share. As of February 29, 2004, the amount of offering costs estimated to be reimbursed by Pioneer is $17,500.



3.       TRANSFER AGENTS



Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.



4.       EXPENSE OFFSETS



The Trust may enter into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. As of February 29, 2004, there were no expense reductions under such arrangements.



5.       TRUST SHARES



There are an unlimited number of common shares of beneficial interest authorized. Of the 27,356,981 common shares of beneficial interest outstanding at February 29, 2004, Pioneer Funds Distributor, Inc. owned 6,981 shares.

Transactions in common shares of beneficial interest for the period January 28, 2004 (commencement of investment operations) to February 29, 2003 were as follows:



         Shares issued in connection with initial public offering               25,600,000
         Shares issued from underwriters' overallotment option exercised         1,750,000
         Shares outstanding at beginning of period                                   6,981
                                                                                ----------
         Shares outstanding at end of period                                    27,356,981
                                                                                ==========



Offering costs of $820,500 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.



6.       SUBSEQUENT EVENT



The underwriters elected to exercise the over-allotment option on two additional occasions. This resulted in the issuance of 1,000,000 common shares of beneficial interest on March 11, 2004 and 350,000 common shares of beneficial interest on March 16, 2004. The net proceeds to the Trust from the exercise of the underwriters' overallotment option was $19,338,750. These proceeds were invested in accordance with the Trust's investment objective.

APPENDIX A -- DESCRIPTION OF RATINGS(1)


MOODY'S PRIME RATING SYSTEM


      Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the even of default.



Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.



Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.



Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics



Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.



B: Obligations rated B are considered speculative and are subject to high credit risk.



Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.



C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.



      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



      US MUNICIPAL AND TAX-EXEMPT RATINGS



      Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



      Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      A: Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

      C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



      DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS



      Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:



      MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



      MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.



      MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



      SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



      VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.



      VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.



      VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.



      SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


      DESCRIPTION OF MOODY'S SHORT TERM RATINGS


      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



      P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



      P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



      P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.



NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.






STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

      - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

                     PROXY VOTING POLICIES AND PROCEDURES OF
                       PIONEER INVESTMENT MANAGEMENT, INC.

                                TABLE OF CONTENTS

Overview................................................................     3

Proxy Voting Procedures.................................................     3

         Proxy Voting Service...........................................     3

         Proxy Coordinator..............................................     4

         Referral Items.................................................     4

         Conflicts of Interest..........................................     4

         Securities Lending.............................................     5


         Share-Blocking.................................................     5

         Record Keeping.................................................     5


         Disclosure.....................................................     6

         Proxy Voting Oversight Group...................................     6

Proxy Voting Policies...................................................     7


         Administrative.................................................     7


         Auditors.......................................................     8

         Board of Directors.............................................     8

         Capital Structure..............................................     10


         Compensation...................................................     11

         Corporate Governance...........................................     12

         Mergers and Restructurings.....................................     13

         Mutual Funds...................................................     14

         Social Issues..................................................     14

         Takeover-Related Measures......................................     14

      OVERVIEW

      Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

      The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

      Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

      ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

Proxy Voting Procedures

PROXY VOTING SERVICE

      Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

PROXY COORDINATOR

      Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

      From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

      If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

      Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

            - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

            - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

            - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator

SECURITIES LENDING

      Proxies are not available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

      "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

      The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

            - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

            -     Retains a record of the vote cast;

            - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

            - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

      The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

            -     A record memorializing the basis for each referral vote cast;

            - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

            - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

      Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.

DISCLOSURE

      Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

      The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

      The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Proxy Voting Policies

      Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

      All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

      Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

      Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

      While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

      We will generally support these and similar management proposals:

            -     Corporate name change.

            -     A change of corporate headquarters.

            -     Stock exchange listing.

            -     Establishment of time and place of annual meeting.

            -     Adjournment or postponement of annual meeting.

            -     Acceptance/approval of financial statements.

            - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            -     Approval of minutes and other formalities.

            - Authorization of the transferring of reserves and allocation of income.

            -     Amendments to authorized signatories.

            - Approval of accounting method changes or change in fiscal year-end.

            -     Acceptance of labor agreements.

            -     Appointment of internal auditors.

      Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

      We normally vote for proposals to:

            - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

            -     Restore shareholder rights to ratify the auditors.

      We will normally oppose proposals that require companies to:

            -     Seek bids from other auditors.

            -     Rotate auditing firms.

            -     Indemnify auditors.

            - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

      On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

      Pioneer will vote for:

            - Audit, compensation and nominating committees composed of independent directors exclusively.

            - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

            - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

            -     Election of an honorary director.

      We will vote against:

            - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

            -     Minimum stock ownership by directors.

            - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

            - Requirements for union or special interest representation on the board.

            -     Requirements to provide two candidates for each board seat.

ELECTIONS OF DIRECTORS

      In uncontested elections of directors we will vote against:

            - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

            - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

      We will also vote against directors who:

            - Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

            - Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

            - Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

            - Appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

            -     Contested election of directors.

            - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

            -     Mandatory retirement policies.

CAPITAL STRUCTURE

      Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

      Pioneer will vote for:

            -     Changes in par value.

            - Reverse splits, if accompanied by a reduction in number of shares.

            - Share repurchase programs, if all shareholders may participate on equal terms.

            -     Bond issuance.

            -     Increases in "ordinary" preferred stock.

            - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

            -     Cancellation of company treasury shares.

      We will vote on a case-by-case basis on the following issues:

            - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

            - Increase in authorized common stock. We will make a determination considering, among other factors:

                  -     Number of shares currently available for issuance;

            - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

                  -     Proposed use of the additional shares; and

                  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

            - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

            -     Proposals to submit private placements to shareholder vote.

            -     Other financing plans.

      We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

      Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

      Pioneer will vote for:

            -     401(k) benefit plans.

            - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

            - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                  -     Amendments to performance plans to conform with OBRA;

                  - Caps on annual grants or amendments of administrative features;

                  -     Adding performance goals; and

                  -     Cash or cash-and-stock bonus plans.

            - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

            -     Require that option repricings be submitted to shareholders.

            -     Require the expensing of stock-option awards.

            - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

            - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

      We will vote on a case-by-case basis on the following issues:

            - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

                  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                              Dilution = (A + B + C) / (A + B + C + D), where

                              A = Shares reserved for plan/amendment,

                              B = Shares available under continuing plans,

                              C = Shares granted but unexercised and

                              D = Shares outstanding.

                  -     The plan must not:

                        - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

                        - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

                  - We are generally in favor of proposals that increase participation beyond executives.

            -     All other employee stock purchase plans.

            - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

            - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

            -     Limits on executive and director pay.

            -     Stock in lieu of cash compensation for directors.

            - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

            -     Elimination of stock option plans.

CORPORATE GOVERNANCE

      Pioneer will vote for:

            -     Confidential Voting.

            - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

            -     Disclosure of beneficial ownership.

      We will vote on a case-by-case basis on the following issues:

            - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

            - Bundled proposals. We will evaluate the overall impact of the proposal.

            - Adopting or amending the charter, bylaws or articles of association.

            - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

      We will vote against:

            - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

            -     Limitations on stock ownership or voting rights.

            -     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

      Pioneer will vote on the following and similar issues on a case-by-case basis:

            -     Mergers and acquisitions.

            - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

            -     Debt restructurings.

            -     Conversion of securities.

            -     Issuance of shares to facilitate a merger.

            -     Private placements, warrants, convertible debentures.

            - Proposals requiring management to inform shareholders of merger opportunities.

      We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

      Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

      Pioneer will vote for:

            -     Establishment of new classes or series of shares.

            -     Establishment of a master-feeder structure.

      Pioneer will vote on a case-by-case on:

            - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

            -     Approval of new or amended advisory contracts.

            -     Changes from closed-end to open-end format.

            -     Authorization for, or increase in, preferred shares.

            -     Disposition of assets, termination, liquidation, or mergers.

SOCIAL ISSUES

      Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

      Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

TAKEOVER-RELATED MEASURES

      Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

      Pioneer will vote for:

            -     Cumulative voting.

            -     Increase ability for shareholders to call special meetings.

            -     Increase ability for shareholders to act by written consent.

            -     Restrictions on the ability to make greenmail payments.

            -     Submitting rights plans to shareholder vote.

            - Rescinding shareholder rights plans ("poison pills"). - Opting out of the following state takeover statutes:

                  - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

            - Control share cash-out provisions, which require large holders to acquire shares from other holders.

            - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

            - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

            - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

            -     Fair price provisions.

            -     Authorization of shareholder rights plans.

            -     Labor protection provisions.

            -     Mandatory classified boards.

      We will vote on a case-by-case basis on the following issues:

            - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

            - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

            -     Proposals that allow shareholders to nominate directors.

      We will vote against:

            -     Classified boards.

            - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

            -     Classes of shares with unequal voting rights.

            -     Supermajority vote requirements.

            - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

            - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

            - Extension of advance notice requirements for shareholder proposals.

            - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

            - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

   APPENDIX C -- STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES


                      PIONEER TAX ADVANTAGED BALANCED TRUST



                           STATEMENT OF PREFERENCES OF



                         AUCTION MARKET PREFERRED SHARES

                                TABLE OF CONTENTS


Definitions........................................................................................    4

PART I.............................................................................................   34
Number of Authorized Shares........................................................................   34
Dividends..........................................................................................   34
Designation of Special Dividend Periods............................................................   37
Voting Rights......................................................................................   38
1940 Act Preferred Share Asset Coverage............................................................   41
Preferred Shares Basic Maintenance Amount..........................................................   42
Restrictions on Dividends and Other Distributions..................................................   43
Rating Agency Restrictions.........................................................................   44
Redemption.........................................................................................   48
Liquidation Rights.................................................................................   51
Miscellaneous .....................................................................................   52

PART II............................................................................................   53
Orders.............................................................................................   53
Submission of Orders by Broker-Dealers to Auction Agent............................................   54
Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate...................   56
Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares......   57
Auction Agent......................................................................................   59
Transfer of AMPS...................................................................................   59
Global Certificate.................................................................................   59
Force Majeure......................................................................................   59

         PIONEER TAX ADVANTAGED BALANCED TRUST, a Delaware statutory trust (the "Trust"), certifies that:



         First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of the Trust's Agreement and Declaration of Trust, dated October 16, 2003 (and amended as to the Trust's name on December 11, 2003) (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees adopts this Statement of Preferences of Auction Market Preferred Shares (the "Statement"), authorizes the establishment, designation and issuance of an unlimited number of shares of the Trust's Auction Market Preferred Shares, liquidation preference $25,000 per share, having the designation or designations set forth in this Statement (the "Auction Market Preferred Shares" or "AMPS").



         Second: The Auction Market Preferred Shares shall be issuable in such series as are designated from time to time by the Board and shall have the preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations set forth in this Statement. As of January 6, 2004, the following series of Auction Market Preferred Shares are established:



         - Auction Market Preferred Shares, Series T7: An unlimited number of Auction Market Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Market Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Market Preferred Shares, Series T7." Each Auction Market Preferred Share, Series T7 (sometimes referred to herein as "Series T7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series T7 AMPS shall constitute a separate series of Auction Market Preferred Shares, and each Series T7 AMPS shall be identical.



         - Auction Market Preferred Shares, Series F7: An unlimited number of Auction Market Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Market Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Market Preferred Shares, Series F7." Each Auction Market Preferred Share, Series F7 (sometimes referred to herein as "Series F7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series F7 AMPS shall constitute a separate series of Auction Market Preferred Shares, and each Series F7 AMPS shall be identical.



         - Auction Market Preferred Shares, Series TH28: An unlimited number of Auction Market Preferred Shares, $0.0001 par value per share, liquidation preference $25,000 per Auction Market Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Market Preferred Shares, Series TH28." Each Auction Market Preferred Share, Series TH28 (sometimes referred to herein as "Series TH28 AMPS") may be issued on a date to be determined by the Board of Trustees of the Trust or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Trust or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series TH28 AMPS shall constitute a separate series of Auction Market Preferred Shares, and each Series TH28 AMPS shall be identical.



         Third: The preferences, voting powers restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Series T7 AMPS, Series F7 AMPS, and Series TH28 AMPS, and each other series of AMPS now or hereafter described in this Statement are or shall be as set forth in this Statement. No fractional AMPS shall be issued.



         Fourth: That any provisions of the Declaration that conflict with or are inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement.



                                   DEFINITIONS



         As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:



         "1940 Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder.



         "1940 Act Cure Date," with respect to the failure by the Trust to maintain the 1940 Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.



         "1940 Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).



         "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.



         "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Trust.



         "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.



         "AMPS" means the Series T7 AMPS, Series F7 AMPS, and the Series TH28 AMPS.



         "Annual Valuation Date" means the last Friday before the fiscal year end of the Trust (or if the last Friday is a holiday, then the immediate prior business day).



         "Applicable Percentage" and "Applicable Spread" mean the percentage determined based on the lower of the credit ratings assigned to the series of AMPS on such date by Moody's and Fitch (or if Moody's and Fitch are not making such rating available, the equivalent of such rating by a substitute rating agency):



               Moody's Credit Rating       Fitch Credit Rating      Applicable Percentage      Applicable Spread
               ---------------------       -------------------      ---------------------      -----------------
                        Aaa                        AAA                      125%                     1.25%
                    Aa3 to Aa1                  AA- to AA+                  150%                     1.50%
                     A3 to A1                    A- to A+                   200%                     2.00%
                   Baa3 to Baa1                BBB- to BBB+                 250%                     2.50%
                   Ba1 and lower              BB+ and lower                 300%                     3.00%

         The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for each series of AMPS. If both Moody's and Fitch shall not make such a rating available, the Trust shall select another Rating Agency to act as a Substitute Rating Agency. However, the Trust shall not be required to have more than one Rating Agency provide a rating for any series of the AMPS.



         "Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS for any Dividend Period.



         "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.



         "Auction" means a periodic operation of the Auction Procedures.



         "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Trust or a duly authorized committee thereof enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.



         "Auction Date" with respect to any Dividend Period shall mean the Business Day next preceding the first day of such Dividend Period.



         "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.



         "Auditors' Confirmation" has the meaning set forth in Section 6(c) of
Part I of this Statement.



         "Available AMPS" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.



         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.



         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.



         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.



         "Board of Trustees" means the Board of Trustees of the Trust.



         "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.



         "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.



         "Closing Transaction" has the meaning set forth in Section 8(b)(i) of
Part I of this Statement.



         "Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the AMPS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.



         "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Trust.



         "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date.



         "Date of Original Issue" means, with respect to any AMPS, the date on which the Trust first issues such share.



         "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.



         "Discount Factor" means a Fitch Discount Factor or a Moody's Discount Factor, as applicable.



         "Discounted Value" of any asset of the Trust means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.



         "Dividend Payment Date," with respect to AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.



         "Dividend Period" with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.



         "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the AMPS), a Moody's Eligible Asset (if Moody's is then rating the AMPS) and/or any asset included in the calculations used by any Rating Agency then rating the AMPS for purposes of determining such Rating Agency's rating on the AMPS, as applicable.



         "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of AMPS in the Share Books.



         "Exposure Period" on a Valuation Date means the period commencing on such date and ending 42 days thereafter for Fitch and 49 days thereafter for Moody's, as such exposure period may be modified by resolution of the Board of Trustees; provided, however, that the Trust shall have received confirmation in writing from each Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the AMPS.



         "Failure to Deposit," with respect to shares of a series of AMPS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.



         "Fitch" means Fitch Ratings or its successors.



         "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.



         (i) Municipal Obligations: the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.



                                                   RATING CATEGORY

Exposure Period                        AAA*       AA*         A*        BBB*       F1**      UNRATED***
---------------                        ---        --         ----       ---        ----      ----------
7 weeks............................... 151%       159%       166%       173%       136%       225%
8 weeks or less but
greater than 7 weeks.................. 154%       161%       168%       176%       137%       231%
9 weeks or less but
greater than 8 weeks.................. 158%       163%       170%       177%       138%       240%



----------------
*Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).



**Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.



***Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.



         Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.



         (ii) Corporate Debt Securities: the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



FITCH DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS



Terms to Maturity                     AAA       AA         A        BBB       BB         B       NOT RATED(1)
-----------------------               ---       ---       ---       ---       ---       ---      ------------

1 year or less .................      106%      108%      110%      112%      130%      152%      152%
2 years or less (but longer than
1 year) ........................      106%      108%      110%      112%      130%      152%      152%
3 years or less (but longer than
2 years) .......................      106%      108%      110%      112%      130%      152%      152%

4 years or less (but longer than
3 years) .......................      111%      113%      115%      117%      134%      152%      152%
5 years or less (but longer than
4 years) .......................      111%      113%      115%      117%      134%      152%      152%
7 years or less (but longer than
5 years) .......................      114%      116%      118%      120%      136%      152%      152%
10 years or less (but longer
than 7 years) ..................      116%      118%      120%      122%      137%      152%      152%
15 years or less (but longer
than  (but longer than 10
years) .........................      120%      122%      124%      124%      139%      152%      152%
30 years or less (but longer
than 15 years) .................      124%      127%      129%      129%      145%      152%      152%
Greater than 30 years ..........      124%      127%      129%      129%      145%      152%      152%



(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percent set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.



The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB-will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.



The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.



         (iii) Common stock and warrants: The Fitch Discount Factor applied to common stock will be:



                             Large-cap stocks: 200%
                              Mid-cap stocks: 233%
                             Small-cap stocks: 286%
                                  Others: 370%



See "Fitch Eligible Assets - common stocks" for definitions of large-cap, mid-cap and small-cap stocks.



         (iv) Preferred stock: the Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

PREFERRED STOCK (1)                                                                     DISCOUNT FACTOR
-------------------                                                                     ---------------
AAA..............................................................................              130%
AA...............................................................................              133%
A................................................................................              135%
BBB..............................................................................              139%
BB...............................................................................              154%
Not rated or below BB............................................................              161%
Investment grade DRD.............................................................              164%
Note rated or below investment grade DRD.........................................              200%



(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percent set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.



         (v) Convertible securities: the Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.



The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.



The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.



If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.



         (vi) U.S. Government Securities:



TIME REMAINING TO MATURITY                                                                                   DISCOUNT FACTOR
-------------------------------                                                                             -----------------
1 year or less...............................................................................                    101.5%
2 years or less (but longer than 1 year).....................................................                    103%
3 years or less (but longer than 2 years)....................................................                    105%
4 years or less (but longer than 3 years)....................................................                    107%

5 years or less (but longer than 4 years)....................................................                    109%
7 years or less (but longer than 5 years)....................................................                    112%
10 years or less (but longer than 7 years)...................................................                    114%
15 years or less (but longer than 10 years)..................................................                    122%
20 years or less (but longer than 15 years)..................................................                    130%
25 years or less (but longer than 20 years)..................................................                    146%
Greater than 30 years........................................................................                    154%



         (vii) Short-Term Investments and Cash: the Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and Municipal Debt Obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at part exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at part no exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at part exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.



         (viii) Rule 144A Securities: the Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.



         (ix) Real Estate Investment Trusts:



         (a) For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:



REIT or other real estate company preferred stock.........................................             154%
REIT or other real estate company stock...................................................             196%



         (b) For corporate debt securities of REITs, the Fitch Discount Factor applied shall be:



Terms to Maturity            AAA       AA         A        BBB        BB        B        CCC
------------------           ---       ---       ---       ---       ---       ---       ---
1 year ...................   111%      114%      117%      120%      121%      127%      127%
2 years ..................   116%      123%      125%      127%      132%      137%      137%
3 years ..................   121%      125%      127%      131%      133%      140%      225%
4 years ..................   126%      126%      129%      132%      136%      140%      164%
5 years ..................   131%      132%      135%      139%      144%      149%      185%
7 years ..................   140%      143%      146%      152%      159%      167%      228%
10 years .................   141%      143%      147%      153%      160%      168%      232%
12 years .................   144%      144%      150%      157%      165%      174%      249%
15 years .................   148%      151%      155%      163%      172%      182%      274%
20-30 years ..............   152%      156%      160%      169%      180%      191%      306%



If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

         (x) Futures and call options: for purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.



         (xi) Securities lending: the Trust may engage in securities lending in an amount not to exceed 10% of the Trust's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Trust in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Trust's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Trust's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.



         (xii) Swaps (including Total Return Swaps and Interest Rate Swaps):
Total Return and Interest Rate Swaps are subject to the following provisions:



         If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.



         (a) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.



         (b) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.



         (c)(1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust busy a credit default swap for a basket of securities without holding all the securities in the basket.



         "Fitch Eligible Assets" means:



         (i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sole if the receivable is due within five

(5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;



         (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other case, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;



         (iii) Municipal Obligations that (i) pay interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.



                                                Minimum               Maximum Single
                                               Issue Size           Underlying Obligor       Maximum State Allowed
Rating                                      ($ Millions) (1)          Issuer (%) (2)               (%) (2)(3)
----------                                -------------------       ------------------         -----------------
AAA.................................               10                       100                       100
AA..................................               10                       20                         60
A...................................               10                       10                         40
BBB.................................               10                        6                         20
BB..................................               10                        4                         12
B...................................               10                        3                         12
CCC.................................               10                        2                         12



--------------------
         (1)      Preferred stock has a minimum issue size of $50 million.



         (2) The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.



         (3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.



For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for
(a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.



         (iv) U.S. Government Securities;



         (v) Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch's rating of the AMPS (the "Approved Foreign Nations"),
(3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."



         (vi) Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;



         (vii) Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Trust's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign

Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization between $10 billion and $200 billion;



         (viii) Rule 144A Securities;



         (ix) Warrants on common stocks described in (vii) above;



         (x) any common stock, preferred stock or any debt securities of REITs or real estate companies;



         (xi) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, fit he swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the originals aggregate notional amount of the Interest Rate Swap transaction or transactions is not greater than the Liquidation Preference of the AMPS original issued;



         (xii) Swaps, including Total Return Swaps entered into according to ISDA;



         (xiii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS; and



         (xiv) Fitch Hedging Transactions.



         Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.



         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.



         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.



         Fitch diversification limitations: portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

EQUITY SECURITIES                                                         Maximum Single Issuer (1)
-----------------                                                         -------------------------
Large-cap..........................................................                  5%
Mid-cap............................................................                  5%
Small-cap..........................................................                  5%



(1) Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.



DEBT SECURITIES            Maximum Single               Maximum Single               Minimum Issue Size ($
RATED AT LEAST               Issuer (1)                 Industry (1)(2)                 in million) (3)
--------------             ---------------              ---------------              ---------------------
AAA ...............             100%                            100%                           $100
AA- ...............              20%                             75%                           $100
A- ................              10%                             50%                           $100
BBB- ..............               6%                             25%                           $100
BB- ...............               4%                             16%                           $ 50
B- ................               3%                             12%                           $ 50
CCC ...............               2%                              8%                           $ 50



(1) Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.



(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.



(3) Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.



If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.



         "Fitch Hedging Transactions" has the meaning set forth in Section 8 of
Part I of this Statement.



         "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:



     Aerospace & Defense
     Automobiles
     Banking, Finance & Real Estate
     Broadcasting & Media
     Building & Materials
     Cable
     Chemicals
     Computers & Electronics

     Consumer Products
     Energy
     Environmental Services
     Farming & Agriculture
     Food, Beverage & Tobacco
     Gaming, Lodging & Restaurants
     Healthcare & Pharmaceuticals
     Industrial/Manufacturing
     Insurance
     Leisure & Entertainment
     Metals & Mining
     Miscellaneous
     Packaging and Containers
     Paper & Forest Products
     Retail
     Sovereign
     Structured Finance Obligations
     Supermarkets & Drugstores
     Telecommunications
     Textiles & Furniture
     Transportation
     Utilities



         The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.



         "Forward Commitment" has the meaning set forth in Section 8(a)(vi) of
Part I of this Statement.



         "Holder" means a Person identified as a holder of record of AMPS in the Share Register.



         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.



         "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Trust.



         "Initial Dividend Period," with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in
Section 2(d) of Part I of this Statement.



         "Late Charge" shall have the meaning specified in subparagraph
(e)(i)(B) of Section 2 of Part I of this Statement.



         "LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Trust from time to time may appoint or, in lieu thereof, their respective affiliates and successors.



         "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on

Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.



         "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.



         "Liquidation Preference," with respect to a given number of AMPS, means $25,000 times that number.



         "London Business Day" means any day on which commercial banks are generally open for business in London.



         "Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.



         "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, but excluding Gross-up Dividends.



         "Market Value" of any asset of the Trust shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Trust from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Trust.

      "Maximum Applicable Rate" with respect to AMPS for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Reference Rate plus the Applicable Spread. The Reference Rate will be the LIBOR Rate (for a dividend period of fewer than 365 Days) or the Treasury Index Rate (for a dividend period of 365 days or more). The Applicable Percentage and the Applicable Spread for any regular dividend period will be determined based on the credit ratings assigned to the AMPS by Moody's and Fitch on the auction date for such period as set forth in the definition of "Applicable Percentage and Applicable Spread". If Moody's and/or Fitch do not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a Substitute Rating Agency. In the case of a special rate period, (1) the Maximum Applicable Rate will be specified by the Trust in the Notice of Special Dividend Period for such Dividend Payment Period, (2) the Applicable Percentage and Applicable Spread will be determined on the date two business days before the first day of such Special Dividend Period, and (3) the Reference Rate will be the LIBOR Rate (for a Dividend Period of fewer than 365 days) or the Treasury Index Rate (for a Dividend Period of 365 days or more). The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.





      "Minimum Dividend Period" shall mean any Dividend Period of seven (7) days in the case of Series T7 AMPS and Series F7 AMPS, and 28 days in the case of Series TH28 AMPS.






      "Moody's" means Moody's Investors Service, Inc. or its successors.






      "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percent determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.






      (i) Municipal debt obligations: the Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:






 Exposure Period             Aaa      Aa        A       Baa    MIG-1 (1)     MIG-1 (2)      Unrated (3)
 ---------------             ---      --       --       ---    ---------     ---------      -----------
7 weeks                      151%     159%     160%     173%     135%          148%             225%

8 weeks or less but          154%     161%     168%     176%     137%          149%             231%
greater than seven weeks

9 weeks or less but          158%     163%     170%     177%     138%          150%             240%
greater than eight weeks







(1) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S& P and Fitch that have a maturity less than or equal to 49 days.

(2) Municipal debt obligations not rated by Moody's but rated equivalent to MIG-1, VMIG-1 or P-1 by S&P and Fitch that have a maturity greater than 49 days.

(3) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the municipal's assets can be derived from other sources as well as combined with a number of sources as presented by the Trust to Moody's, Municipal Obligations rated below B3 by Moody's and unrated Municipal Obligations, which are Municipal Obligations rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a Municipal Bond is rated Baa or below by Moody's or if unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in the table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.






Short-term Municipal Obligations: the Moody's Discount Factor applied to short term Municipal Obligations shall be determined in accordance with the table set forth below.






         --------------------------------------------------------------
                            Moody's Rating Category
         --------------------------------------------------------------
              MIG-1, VMIG-1, P-1 (1)           MIG-1, VMIG-1, P-1 (2)
         --------------------------------------------------------------
                      100%                               136%
         --------------------------------------------------------------






(1) Moody's rated Municipal Obligations that have a maturity less than or equal to 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity less than or equal to 49 days.






(2) Moody's rated Municipal Obligations that have a maturity greater than 49 days and Municipal Obligations not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or F1 by Fitch that have a maturity greater than 49 days.






Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Obligations Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Obligations sold.






The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be 110%.






      (ii) Non-Convertible Corporate Debt Securities: the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below:






                                                                   Moody's Rating Category

Term to Maturity of
Corporate Debt Security (2)                      Aaa       Aa         A        Baa       Ba         B     Unrated (1)
---------------------------                      ---       --         -        ---       --         -     ----------
1 year or less ............................     109 %     112 %     115 %     118 %     137 %     150 %     250 %
2 years or less (but longer than 1 year) ..     115 %     118 %     122 %     125 %     146 %     160 %     250 %
3 years or less (but longer than 2 years) .     120 %     123 %     127 %     131 %     153 %     168 %     250 %
4 years or less (but longer than 3 years) .     126 %     129 %     133 %     138 %     161 %     176 %     250 %
5 years or less (but longer than 4 years) .     132 %     135 %     139 %     144 %     168 %     185 %     250 %
7 years or less (but longer than 5 years) .     139 %     143 %     147 %     152 %     179 %     197 %     250 %
10 years or less (but longer than 7 years)      145 %     150 %     155 %     160 %     189 %     208 %     250 %
15 years or less (but longer than 10 years)     150 %     155 %     160 %     165 %     196 %     216 %     250 %
20 years or less (but longer than 15 years)     150 %     155 %     160 %     165 %     196 %     228 %     250 %
30 years or less (but longer than 20 years)     150 %     155 %     160 %     165 %     196 %     229 %     250 %
Greater than 30 years .....................     165 %     173 %     181 %     189 %     205 %     240 %     250 %








(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.






(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.






For corporate debt securities that do not pay interest in U.S. dollars, the Trust sponsor will contact Moody's to obtain the applicable currency conversion rates.






      (iii) Common stock: the Moody's Discount Factor applied to common stock will be:






Common stocks                     Utility               Industrial            Financial
-------------                     -------               ----------            ---------
Seven week exposure period        170%                  264%                  241%







      (iv) Preferred stock*: The Moody's Discount Factor for taxable preferred stock shall be:






              Aaa...............................................    150%
              Aa................................................    155%
              A.................................................    160%
              Baa...............................................    165%
              Ba................................................    196%
              B.................................................    216%
              <B or Not Rated...................................    250%







Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.






*Rule 144A securities' Discount Factor will be increased by an additional 20%.






      (v) Convertible securities: the Moody's Discount Factor for convertible securities (including convertible preferred stock):






Equity- the convertibles is this group would have a delta that ranges between 1-0.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.






Total Return- the convertibles in this group would have a delta that ranges between 0.8-0.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.






Yield Alternative- the convertibles in this group would have a delta that ranges between 0.4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.






Any unrated convertible bonds would receive a discount factor of 250%.

      (vi) Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:






                                                                           Discount Factor (1)(2)(3)
                                                                           -------------------------
common stock of REITs                                                                 154%
preferred stock of REITs
      with Senior Implied Moody's (or S&P) rating:                                    154%
      without Senior Implied Moody's (or S&P) rating:                                 208%



                                                                           Discount Factor (1)(2)(3)
                                                                           -------------------------
preferred stock of Other Real Estate Companies
      with Senior Implied Moody's (or S&P) rating:                                    208%
      without Senior Implied Moody's (or S&P) rating                                  250%







(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceeds 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.






(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.






(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.






      (vii) Debt Securities of REITs and Other Real Estate Companies(1):





                                                                    Moody's Rating Category


Term to Maturity of
Corporate Debt Security                        Aaa      Aa        A       Baa       Ba         B       Unrated(1)
-----------------------                        ---      --        -       ---       --         -       -------
1 year or less..............................   109 %   112 %     115 %    118 %    137 %     150 %      250 %
2 years or less (but longer than 1 year)....   115 %   118 %     122 %    125 %    146 %     160 %      250 %
3 years or less (but longer than 2 years)...   120 %   123 %     127 %    131 %    153 %     168 %      250 %
4 years or less (but longer than 3 years)...   126 %   129 %     133 %    138 %    161 %     176 %      250 %
5 years or less (but longer than 4 years)...   132 %   135 %     139 %    144 %    168 %     185 %      250 %
7 years or less (but longer than 5 years)...   139 %   143 %     147 %    152 %    179 %     197 %      250 %
10 years or less (but longer than 7 years)..   145 %   150 %     155 %    160 %    189 %     208 %      250 %
15 years or less (but longer than 10 years).   150 %   155 %     160 %    165 %    196 %     216 %      250 %
20 years or less (but longer than 15 years).   150 %   155 %     160 %    165 %    196 %     228 %      250 %
30 years or less (but longer than 20 years).   150 %   155 %     160 %    165 %    196 %     229 %      250 %
Greater than 30 years.......................   165 %   173 %     181 %    189 %    205 %     240 %      250 %







(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate or other debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.






      (viii) Short-term instruments: the Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

      (ix) U.S. Government Securities and U.S. Treasury Strips:






                                                         U.S. Government Securities           U.S. Treasury Strips
Remaining Term to Maturity                                      Discount Factor                  Discount Factor
--------------------------                                      ---------------                 ---------------
1 year or less..................................                      107%                               107%
2 years or less (but longer than 1 year)........                      113%                               115%
3 years or less (but longer than 2 years).......                      118%                               121%
4 years or less (but longer than 3 years).......                      123%                               128%
5 years or less (but longer than 4 years).......                      128%                               135%
7 years or less (but longer than 5 years).......                      135%                               147%
10 years or less (but longer than 7 years)......                      141%                               163%
15 years or less (but longer than 10 years).....                      146%                               191%
20 years or less (but longer than 15 years).....                      154%                               218%
30 years or less (but longer than 20 years).....                      154%                               244%






      (x) Rule 144A Securities: the Moody's Discount Factor applied for Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.






      (xi) Asset-backed and mortgage-backed securities: the Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security in accordance with the table set forth below:






       Remaining Term to Maturity                             Discount Factor
       --------------------------                             ---------------
       3 years or less..............................               133%
       7 years or less (but longer than 3 years)....               142%
       10 years or less (but longer than 7 years)...               158%
       20 years or less (but longer than 10 years)..               174%
       Greater than 20 years........................               205%






The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security in accordance with the table set forth below:






         Coupon                                                 Discount Factor
         ------                                                 ---------------
         5%                                                             166%
         6%                                                             162%
         7%                                                             158%
         8%                                                             154%
         9%                                                             151%
         10%                                                            148%
         11%                                                            144%
         12%                                                            142%
         13%                                                            139%
         adjustable                                                     165%






The Moody's Discount Factor applied to fixed-rate pass-through that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).






The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security in accordance with the table set forth below:






         Coupon                                              Discount Factor
         ------                                              ---------------
         5%                                                             172%
         6%                                                             167%

         Coupon                                              Discount Factor
         ------                                              ---------------
         7%                                                             163%
         8%                                                             159%
         9%                                                             155%
         10%                                                            151%
         11%                                                            148%
         12%                                                            145%
         13%                                                            142%
         adjustable                                                     170%







      (xii) Structured Notes: the Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition.






      "Moody's Eligible Assets" means:






      (i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;






      (ii) Short-term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;






      (iii) U.S. Government Securities and U.S. Treasury Strips;






      (iv) Rule 144A Securities;






      (v) Senior Loans and other Bank Loans approved by Moody's;






      (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.






Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.






      (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;






      (viii) Common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Trust; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Trust's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Trust's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;






      (ix) Asset-backed and mortgage-backed securities:






      (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;






      (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

      (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);






      (D) Consolidated senior debt obligations of FHLBs, senior long-term debt of the FNMA, and consolidated system wide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;






      (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);






      (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and






      (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable, (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and
(e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.






      (x) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000. In addition, Municipal Obligations in the Trust's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible Assets:






                                                  Minimum
                                                 Issue Size         Maximum Underlying    Maximum State Allowed
   Rating                                       ($ Millions)         Obligor (%) (1)            (%) (1)(3)
   ------                                       ------------         ---------------            ----------
   Aaa.................................             N/A                    100                     100
   Aa..................................              10                     20                      60
   A...................................              10                     10                      40
   Baa.................................              10                     6                       20
   Ba..................................              10                     4                       12
   B...................................              10                     3                       12
   Other (2)...........................              10                     2                       12







----------

(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.






(2) Municipal Obligations rated Caa or below by Moody's, or if not rated by Moody's rated the equivalent by S&P or Fitch and unrated securities.






(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.






For purposes of the maximum underlying obligor requirement described above, any Municipal Obligations backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligations.






When the Trust sells a Municipal Obligation and agrees to repurchase it at a future date, the Discounted Value of such Municipal Obligation will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such Municipal Obligation will count as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Trust will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the rating then assigned the AMPS by Moody's. When the Trust purchases a Municipal Obligation and agrees to sell it at a future date to another party, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Discounted Value of such Obligation will constitute a Moody's Eligible Asset.






      (xi) Structured Notes and rated TRACERs; and TRAINS.






      (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:






      A.    have not filed for bankruptcy within the past year;






      B. are current on all principle and interest in their fixed income obligations;






      C.    are current on all preferred stock dividends; and






      D. possess a current, unqualified auditor's report without qualified, explanatory language.






Moody's Diversification Limitations. In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:






Debt Securities:






                      Maximum Single     Maximum Single       Minimum Issue Size
Ratings (1)           Issuer (2)(3)      Industry (3)(4)      ($ in million) (5)
-----------           -------------      ---------------      ------------------
Aaa                        100%                100%               $100
Aa                          20%                 60%               $100
A                           10%                 40%               $100
Baa                          6%                 20%               $100
Ba                           4%                 12%               $ 50 (6)
B1-B2                        3%                  8%               $ 50 (6)
B3 or below                  2%                  5%               $ 50 (6)






      (1) Refers to the preferred stock and senior debt rating of the portfolio holding.






      (2) Companies subject to common ownership of 25% or more are considered as one issuer.






      (3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.






      (4) Industries are determined according to Moody's Industry Classifications, as defined herein.






      (5) Except for preferred stock, which has a minimum issue size of $50 million.






      (6) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Trust's total assets.






Equity Securities:






                                     Maximum Single        Maximum Single              Minimum Single
 Industry Category                   Issuer (%) (1)        Industry (%) (1)            State (%) (1)
 -----------------                   --------------        ----------------            -------------
 Utility                                   4                        50                        7 (2)
 Industrial                                4                        45                        7
 Financial                                 5                        40                        6
 Other                                     6                        20                       N/A






      (1) Percentages represent both a portion of the aggregate Market Value and the number of outstanding shares of the common stock portfolio.






      (2) Utility companies operating in more than one state should be diversified according to the state of incorporation.






Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.






Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it (i) has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement, or (ii) has been segregated against obligations of the Trust in connection with an outstanding derivative transaction.






      "Moody's Hedging Transactions" has the meaning set forth in Section 8 of
Part I of this Statement.






      "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the AMPS):






      1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition






      2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers






      3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables






      4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil






      5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development






      6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating






      7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass






      8.    Personal and Non-Durable Consumer Products (Manufacturing Only):
            Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies






      9.    Diversified/Conglomerate Manufacturing






      10.   Diversified/Conglomerate Service






      11.   Diversified Natural Resources, Precious Metals and Minerals:
            Fabricating, Distribution






      12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

      13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology






      14.   Finance: Investment Brokerage, Leasing, Syndication, Securities






      15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers






      16.   Grocery: Grocery Stores, Convenience Food Stores






      17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment






      18.   Home and Office Furnishings, House wares, and Durable Consumer
            Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges






      19.   Hotels, Motels, Inns and Gaming






      20.   Insurance: Life, Property and Casualty, Broker, Agent, Surety






      21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution






      22.   Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
            Industrial, Machine Tools, and Steam Generators






      23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing






      24.   Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
            Drilling






      25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment






      26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport






      27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom






      28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular






      29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes






      30.   Personal Transportation: Air, Bus, Rail, Car Rental






      31.   Utilities: Electric, Water, Hydro Power, Gas






      32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

      The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.




      "Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.




      "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."




      "Non-Payment Period Rate" means, initially, 300% of the applicable Reference Rate, provided that the Board of Trustees of the Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and Moody's and Fitch's (and any Substitute Rating Agency in lieu of Moody's or Fitch in the event Moody's or Fitch shall not rate the AMPS) advise the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.




      "Notice Of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 9 of Part I of this Statement.




      "Notice Of Special Dividend Period" shall mean any notice with respect to a Special Dividend Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.




      "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.




      "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.




      "Outstanding" means, as of any date (i) with respect to AMPS, AMPS theretofore issued by the Trust except, without duplication, (A) any AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Trust, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Trust pursuant to Section 9 of Part I of this Statement and (B) any AMPS as to which the Trust or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Trust, the meaning equivalent to that for AMPS as set forth in clause (i).




      "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.




      "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.




      "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).




      "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of AMPS on such date and the Liquidation Preference (plus redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of AMPS outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefore referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).




      "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.




      "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.




      "Preferred Shares Paying Agent" means Deutsche Bank Trust Company Americas unless and until another bank or trust company has been appointed as Preferred Shares Paying Agent by a resolution of the Board of Trustees and thereafter such substitute bank or trust company.




      "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."




      "Pricing Service" means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.




      "Rating Agency" means a nationally recognized statistical rating organization.




      "Receivables for Municipal Obligations Sold" shall mean for purposes of calculation of Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Trust has received prior written authorization from the Rating Agency or (y) with counterparties having the Rating Agency's long-term debt rating of at least Baa3; and (ii) the Rating Agency's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above.




      "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.




      "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Corporation may from time to time appoint.




      "Reference Rate" means (i) with respect to a dividend period having 364 or fewer days, LIBOR and (ii) with respect to a dividend period having 365 or more days, the applicable U.S. Treasury Note Rate.

      "Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with Rule 2a-7 thereunder.




      "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.




      "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successors.




      "Securities Act" means the Securities Act of 1933, as amended from time to time.




      "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust as securities depository for the AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.




      "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.




      "Series F7 AMPS" means the Auction Market Preferred Shares, Series F7.




      "Series T7 AMPS" means the Auction Market Preferred Shares, Series T7.




      "Series TH28 AMPS" means the Auction Market Preferred Shares, Series TH28.




      "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.




      "Share Register" means the register of Holders maintained on behalf of the Trust by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.




      "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364.




      "Special Dividend Period," with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.




      "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.




      "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both of (i) a period (a "Non-Call Period") determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the AMPS subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Trust after consultation with the Auction Agent and the Broker-Dealers.




      "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.




      "Submitted Bid" And "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

      "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.




      "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.




      "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.




      "Subsequent Dividend Period," with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such Series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.




      "Substitute Rating Agency" means a Rating Agency selected by the Trust to act as the substitute Rating Agency to determine the credit ratings of the AMPS.




      "Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of this Statement.




      "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.




      (i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.




      (ii) "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).




      "Treasury Index Rate," on any date for any Dividend Period, means the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable Dividend Period for a series of AMPS.




      "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.




      "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.




      "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.




      "Valuation Date" means, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.




      "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

      "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 3 of Part II of this Statement.




                                     PART I.




      1. NUMBER OF AUTHORIZED SHARES.




      The number of authorized AMPS constituting the Series T7 AMPS shall be unlimited, of which 2,350 shares shall be issued on April 12, 2004, or such other date as the officers of the Trust shall determine. The number of authorized AMPS constituting the Series F7 AMPS shall be unlimited, of which 2,350 shares shall be issued on April 12, 2004, or such other date as the officers of the Trust shall determine. The number of authorized AMPS constituting the Series TH28 AMPS shall be unlimited, of which 2,350 shares shall be issued on April 12, 2004, or such other date as the officers of the Trust shall determine.




      2. DIVIDENDS.




      (a) Ranking. The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.




      (b) Cumulative Cash Dividends. The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with this Statement and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage. To the extent permitted under the Code, dividends on AMPS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Trust.




      (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.




      (d) Dividend Payment Dates and Adjustment Thereof. (A) The Dividend Payment Dates with respect to the AMPS, for the Initial Dividend Period, shall be as set forth in the following table:




                  SERIES                    INITIAL DIVIDEND PAYMENT DATE
                  Series T7                 [___________], 2004
                  Series F7                 [___________], 2004
                  Series TH28               [___________], 2004





      (B) The Dividend Payment Date for any Subsequent Dividend Period shall be
(i) with respect to any Minimum Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Dividend Period, and (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Dividend Period (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date; and




      (C) Notwithstanding the foregoing, the Trust in its discretion may establish Dividend Payment Dates other than as provided in paragraph (d) of this
Section 2 of Part I of this Statement in respect of any Special Dividend Period of shares of a series of AMPS consisting of more than a Minimum Rate Period (a "Special Dividend Payment Date"); provided, however, that such Special Dividend Payment Dates shall be set forth in the Notice of Special Dividend Period relating to such Special Dividend Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Special Dividend Payment Date shall be a Business Day and (2) the last Special Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.




      (D) The Dividend Payment Dates for any series of AMPS subsequently established by the Trust shall be as set forth in resolutions of the Board of Trustees establishing such series.




      (e) Dividend Rates and Calculation of Dividends.






            (i) Dividend Rates. The dividend rate on the AMPS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Dividend Period of shares of such series shall be equal to the rate per annum set forth below:




               SERIES                             INITIAL DIVIDEND RATE
              Series T7                                   [______]%
              Series F7                                   [______]%
              Series TH28                                 [______]%




      The initial dividend rate on any series of AMPS subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.




      For each Subsequent Dividend Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:




                  (A) an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;




                  (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series and
            (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, and no Auction will be held in respect of shares of such series for the Subsequent Dividend Period thereof and the dividend rate for shares of such series for such Subsequent Dividend Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Dividend Period; or




                  (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Dividend Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereafter (or for any Dividend Period thereafter to and including the Dividend Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Dividend Period.




            (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid, by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000, and rounding the amount obtained to the nearest cent.




      (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Dividend Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends and Late Charges on shares of such Series and
(B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.




      (g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

      (h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.




      (i) Dividends Paid to Holders. Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.




      (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.




      3. DESIGNATION OF SPECIAL DIVIDEND PERIODS.




      (a) The Trust, at its option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for any series of AMPS will be a number of days (other than seven in the case of Series T7 and F7 AMPS, and other than 28 in the case of Series TH28 AMPS) evenly divisible by seven, and not more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Trust may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, (i) an Auction for shares of such series is held on the Auction date immediately preceding the first day of such proposed Special Dividend Period, (ii) Sufficient Clearing Bids were made in such Auction, and
(iii) full cumulative dividends and any amounts due with respect to redemptions have been paid in full, and provided further that the Trust may not request a Special Dividend Period unless the Trust shall have received written confirmation from each Rating Agency that the Trust's election of the proposed Special Dividend Period would not impair the rating then assigned by such Rating Agency of the applicable series of AMPS and the load Broker-Dealer designated by the Trust, initially Merrill Lynch, Pierce, Fenner & Smith Incorporated, does not object to the declaration of such Special Dividend Period. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the AMPS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS of that series, (v) the investment objectives of the Trust and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders.




      (b) After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository, each Broker-Dealer and the Rating Agency which notice will specify the duration of the Special Dividend Period. The Trust will not give a Notice of Special Dividend Period and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, the Securities Depository and the Rating Agency on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately preceding the Business Day prior to the relevant Auction

Date or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Trust also shall provide a copy of such Notice of Special Dividend Period to each Rating Agency. If the Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series of AMPS will be a Minimum Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a Minimum Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Minimum Dividend Period.




      4. VOTING RIGHTS.



 (a) One Vote Per Share of AMPS. Except as otherwise provided in the
Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Trust held for the election of Trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two Trustees of the Trust out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the AMPS shall only be entitled to elect the Trustees so designated as being elected by the holders of the AMPS, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.




      (b) Voting For Additional Trustees.




            (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:




                  (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends sihall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or




                  (B) if at any time holders of preferred shares, including the
            AMPS, are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.




      Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

            (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional Trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this
      Section 4 on a one-vote-per-share basis.




            (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected Trustees of the Trust.




            (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.




      (c) Holders of AMPS to Vote on Certain Other Matters.




            (i) Increases in Capitalization. So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph
      (c)(i) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, if the Trust obtains written confirmation from Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the AMPS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements); or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of AMPS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).




            (ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be negotiated to amend the provisions of the Declaration, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.




      (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provisions of Section 8 of Part I of this Statement and any provision of this Statement viewed by Moody's or Fitch as a predicate for any such definition or its rating of the AMPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the
AMPS) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the AMPS:




Annual Valuation Date                LIBOR Rate
Applicable Percentage                Market Value
Auditor's Confirmation               Maximum Applicable Rate
Closing Transaction                  Moody's Discount Factor
Commercial Paper Dealers             Moody's Eligible Asset
Deposit Securities                   Moody's Hedging Transaction
Discount Factor                      Moody's Industry Classification
Discounted Value                     Outstanding Preferred Shares Basic Maintenance Amount
Eligible Asset                       Preferred Shares Basic Maintenance Amount
Exposure Period                      Preferred Shares Basic Maintenance Cure Date
Failure to Deposit                   Preferred Shares Basic Maintenance Report
Federal Tax Rate Increase            Pricing Service
Fitch Discount Factor                Receivables for Municipal Obligations Sold
Fitch Eligible Asset                 Reference Rate

Fitch Hedging Transaction            Swap
Fitch Industry Classification        Valuation Date
Forward Commitment                   1940 Act Cure Date
Independent Accountant               1940 Act Preferred Asset Coverage




      (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.




      (f) No Preemptive Rights Or Cumulative Voting. The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.




      (g) Voting For Trustees Sole Remedy For Trust's Failure To Pay Dividends. In the event that the Trust fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.




      (h) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of AMPS and no share of AMPS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of AMPS held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.




      5. 1940 ACT PREFERRED SHARE ASSET COVERAGE.




      The Trust shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Share Asset Coverage.




      6. PREFERRED SHARES BASIC MAINTENANCE AMOUNT.




      (a) So long as AMPS are Outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).




      (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Trust mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either Moody's or Fitch is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), (ii) Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of the last Friday of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic

Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.




      (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust correctly determined in accordance with this Statement the assets of the Trust which constitute Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Trust determined whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences, (v) with respect to the Fitch ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences), (vi) with respect to the Moody's ratings on portfolio securities of the Trust, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").




      (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Auditors to provide to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) an Auditors' Confirmation as to such Preferred Shares Basic Maintenance Report.




      (e) If any Auditors' Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the
AMPS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either Moody's or Fitch is then rating the AMPS) promptly following receipt by the Trust of such Auditors' Confirmation.

      (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either Moody's or Fitch is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.




      (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Moody's Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Moody's (if Moody's is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.




      7. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.




      (a) Dividends on Shares Other Than the AMPS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Trust and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).




      (b) Dividends and Other Distributions with Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.




      (c) Other Restrictions on Dividends and Other Distributions. For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this
Section 7 and paragraph (c) of Section 9 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the
AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.




      8. RATING AGENCY RESTRICTIONS.




      (a) For so long as any shares of AMPS are rated by Moody's, the Trust may buy or sell option contracts or write call options on portfolio securities, swaps and securities lending, however if the Trust intends to buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts it must receive written confirmation from Moody's to engage in such transactions as they could impair the ratings then assigned to the shares of AMPS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:




      (i) FUTURE AND CALL OPTIONS: For purposes of the AMPS Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Moody's Eligible Assets. Likewise, assets held in segregated accounts, including assets used to cover good faith margin deposits and maximum daily variation payments, in connection with such futures and any uncovered call options shall not be included as Moody's Eligible Assets. For call options purchased by the Trust, the Market Value of the call options will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Trust and Moody's.




      (ii) SECURITIES LENDING: The Trust may engage in securities lending in an amount not to exceed 15% of the Trust's total gross assets or such other percentage as the Trust and Moody's may agree. For purposes of calculating the AMPS Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor (for Corporate Debt Securities in subsection (ii) under the definition of Moody's Discount Factor above) applied to each such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the AMPS Basic Maintenance Amount. Moreover, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these By-laws in securities that otherwise would qualify as Moody's Eligible Assets. As collateral for securities lent, the Trust also may receive securities that otherwise would qualify as Moody's Eligible Assets. In either such event, to the extent that the securities lending collateral constitutes Moody's Eligible Assets, if the value of such collateral exceeds, whether due to appreciation or otherwise, the value of the securities lent, in each case after applying the appropriate Moody's Discount Factor, such excess shall be included as a Moody's Eligible Asset. Conversely, if the discounted value of such securities lending collateral is less than the discounted value of the securities lent, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the AMPS Basic Maintenance Amount.




      (iii) SWAPS (INCLUDING TOTAL RETURN SWAPS, INTEREST RATE SWAPS AND CREDIT DEFAULT SWAPS): Total Return and Interest Rate Swaps are subject to the following provisions:




            (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the AMPS Basic Maintenance Amount. If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the AMPS Basic Maintenance Amount.

      In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the outstanding shares of AMPS. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.




            (B) (1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Moody's Discount Factor (for Corporate Debt Securities in subsection (ii) under the definition of Moody's Discount Factor above) for each security subject to the swap;




                  (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor (for Corporate Debt Securities in subsection (ii) under the definition of Moody's Discount Factor above) assessed based on the counterparty rating; and




                  (3) The Trust will not include a credit default swap as a Moody's Eligible Asset purchased by the Trust without the Trust holding the underlying security or when the Trust buys a credit default swap for a basket of securities without holding all the securities in the basket.




      If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Trust's Valuation Procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the AMPS Basic Maintenance Amount. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will either have a mutually agreed upon valuation by Moody's and the Trust for purposes of determining Moody's Eligible Assets or will be excluded from Moody's Eligible Assets. Any derivative instrument with respect to which the Trust is owed payment on the Valuation Date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in-the-money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Trust will be (1) reduced as described in (A) and (2) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty, with the remaining amount after these reductions then added to Moody's Eligible Assets.




      For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.




      (iv) If the Trust purchases or sells any exchange-traded futures, option or option on futures contract based on an index approved by Moody's, it is subject to the following limitations (exempt are transactions that are terminating contracts already held by the Trust):




            (ii) For financial futures contracts based on an index the total number of contracts purchased should not exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody's;




            (iii) Financial futures contracts based on an index approved by
                  Moody's are limited to 80% of Moody's Eligible Assets or 50% of the Trust's holdings, whichever is greater; and




(i) Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody's (or, if not rated by Moody's but rated by S&P or Fitch, rated A by S&P or Fitch).

      The Trust may engage in financial futures contracts to close out any outstanding financial futures contract based on any index approved by Moody's, if the average open interest for the 30 days preceding the transaction as reported by The Wall Street Journal or any other respectable news source approved by Moody's is equal to or greater than the amount to be closed as determined by Moody's and the Trust.




      The Trust will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;




      The Trust will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;




      The Trust will not:




            (A) Engage in options and futures transactions for leveraging or speculative purposes;




            (B) Write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset;




            (C) Enter into an option or futures transaction unless Moody's has been notified of the Trust's intentions. In addition, the Trust must present to Moody's that it will continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.




      For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver to Moody's shall be as follows:




            (A) The call option written by the Trust must be either exchange-traded and "readily reversible" or expires within 49 days after the date of valuation and should be valued at the lesser of:




                  (I)   The Discounted Value, or




                  (II) The exercise price of the call option written by the Trust;




            (B) Assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;




            (C) Assets subject to put options written by the Trust shall be valued at the lesser of:




                  (I)   The exercise price of the put option, or




                  (II)  The Discounted Value of the subject security; and




            (D) Where delivery of a security or class of securities may be made to the Trust, it shall take delivery of the security or class of securities with the lowest Discounted Value.




      (v) For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:




                  (A)   10% of the exercise price of a written call option;




                  (B)   The exercise price of any written put option;

                  (C) The settlement price of the underlying futures contract if the Trust writes put options on a futures contract; and




                  (D) 105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.




      (vi) For so long as any AMPS are rated by Moody's, the Trust may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("Forward Commitments"), provided that:




            (A) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1, MIG-1, or Baa or higher by Moody's or, if not rated by Moody's, rated A1+/AA, SP-1+/AA, A or AA or higher by S&P, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and




            (B) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.




      For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Forward Commitments will be calculated by applying the respective Moody's Discount Factor.




      (b) For so long as any AMPS are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such AMPS by Fitch, except that the Trust may enter into Interest Rate Swaps, purchase or sell of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Hedging Transactions"), subject to the following limitations:




            (i) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.




            (ii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:




            (A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or




            (B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by

      Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);




            (iii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.




            (iv) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.




      (c) For so long as shares of AMPS are rated by either Moody's or Fitch, the Trust will not, unless it has received written confirmation from Moody's, as the case may be, that such action would not impair the ratings then assigned to shares of AMPS by Moody's or Fitch, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets to be less than the Preferred Shares Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (iv) reissue any AMPS previously purchased or redeemed by the Trust, (v) merge or consolidate into or with any other Trust or entity, (vi) change the Pricing Service or (vii) engage in reverse repurchase agreements.




      9. REDEMPTION.




      (a) Optional Redemption.




            (i) To the extent permitted under the 1940 Act and Delaware law, the Trust at its option may, without the consent of the holders of AMPS, redeem AMPS having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a Dividend Period of more than one year are redeemable at the option of the Trust, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Trust will not make any optional redemption unless, after giving effect thereto (i) the Trust has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reasons of the redemption of the AMPS on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding AMPS, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. A Notice of Special Dividend Period relating to a Special Dividend Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period or shall be redeemable during the whole or any part of such Special Dividend Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").




            (ii) If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

            (iii) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor herein.




      (b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Trust fails to have either Moody's Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the 1940 Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having Moody's Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Share Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Trust deems fair and equitable.




      (c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this
Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.




      (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.




      (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.




      (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.




      (g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of AMPS subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of AMPS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.




      (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 9, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the

1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.




      (i) Only Whole AMPS May be Redeemed. In the case of any redemption pursuant to this Section 9, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.




      (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 9, the Trust may modify any or all of the requirements relating to the Notice of Redemption without the consent of the holders of the AMPS or Common Shares, provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Trust receives written notice from Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by Moody's and Fitch to shares of AMPS.




      10. LIQUIDATION RIGHTS.




      (a) Ranking. The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.




      (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Trust.




      (c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.




      (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.




      (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.




      11. MISCELLANEOUS.

      (a) Amendment to Add Additional Series. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the Series and AMPS theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.




      (b) No Fractional Shares. No fractional shares of AMPS shall be issued.




      (c) Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Trust. AMPS, which are redeemed, exchanged or otherwise acquired by the Trust, shall return to the status of authorized and unissued preferred shares without designation as to series.





      (d) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.



      (e) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only shall not affect the meaning or interpretation of this statement.



      (f) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.



      (g) Certificate for AMPS. The certificates representing shares of the AMPS shall be executed by the President, any Vice President, Treasurer, or any Assistant Treasurer of the Trust and by the Secretary or an Assistant Secretary of the Trust and shall be in the form attached hereto as Annex A with such changes thereto as the officers of the Trust executing such certificate shall determine to be necessary or desirable.

                                    PART II.



      1. ORDERS.



      (a) Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:



      (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:





            (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;



            (B) the number of Outstanding shares, if any, of such series purchased or held by such Beneficial Owner, which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or



            (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and



      (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.



      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."



      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:



            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;



            (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
      Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or



            (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such Series and Sufficient Clearing Bids for shares of such series do not exist.



      (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:



            (A) the number of Outstanding shares of such series specified in such Sell Order; or



            (B) such number or a lesser number of Outstanding shares of such Series Ms set forth in clause (iii) of paragraph (b) of Section 4 of this
      Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of
      Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.



      (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:



            (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or



            (B) such number or a lesser number of Outstanding shares of such Series Ms set forth in clause (v) of paragraph (a) of Section 4 of this
      Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.



      (c) No Order for any number of AMPS other than whole shares shall be valid.



      2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.



      (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:



            (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);



            (ii) the aggregate number of shares of such series that are the subject of such Order;



            (iii) to the extent that such Bidder is an Existing Holder of shares of such series:



                  (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;



                  (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                  (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and



            (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.



      (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.



      (c) If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.


      (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:



            (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;



            (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;



                  (B) subject to subclause (A), if more than one Bid of an
            Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;



                  (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and





                  (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and



      (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

      (e) If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.



      (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.



            3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.



      (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:



            (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);



            (ii) from the Submitted Orders for shares of such series whether:



                  (A) the number of Outstanding shares of such series subject to
            Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series; exceeds or is equal to the sum of;



                  (B) the number of Outstanding shares of such series subject to
            Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and



                  (C) the number of Outstanding shares of such series subject to
            Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and



      (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:



                  (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and



                  (B) (I) each such Submitted Bid of Potential Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.



      (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Applicable Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

            (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;



            (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or



            (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the Dividend Period to which such Auction relates shall be a Minimum Dividend Period and the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be 90% of the applicable Reference Rate on such Auction Date.



            4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL
               ORDERS AND ALLOCATION OF SHARES.



      Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:



      (a) If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:



            (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;



            (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;



            (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;



            (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and



            (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through

      (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.



      (b) If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:



            (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;



            (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and



            (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.



      (c) If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.



      (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.



      (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.



      (f) Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.



      (g) None of the Trust, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.



            5.    AUCTION AGENT.



      For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which however may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.



            6.    TRANSFER OF AMPS.



      Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.



            7.    GLOBAL CERTIFICATE.



         Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.



            8.    FORCE MAJEURE.



      (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

      (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:



            (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;



            (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and



            (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date

APPENDIX D -- SETTLEMENT PROCEDURES

                              SETTLEMENT PROCEDURES

      Capitalized terms used herein shall have the respective meanings specified in the Statement of Preferences.

      (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

            (i) the Applicable Rate fixed for the next succeeding Dividend
      Period;

            (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

            (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

            (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

            (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

            (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

            (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

      (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

            (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

            (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

            (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

            (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

            (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

      (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

      (d) On each Auction Date:

            (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

            (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

            (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

      (e) On the day after the Auction Date:

            (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

            (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

            (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
      (d)(iii) above, and the Securities Depository shall execute such transactions.

      (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)   Financial statements.


      Part A: Financial Highlights for the Period January 28, 2004 through
                February 29, 2004 (unaudited).



      Part B: Statement of Assets and Liabilities as of January 16, 2004
              Statement of Operations for the One Day ended January 16, 2004 Notes to Financial Statements as of January 16, 2004
              Report of Independent Auditors dated January 20, 2004
              Financial Highlights for the Period January 28, 2004 through
                February 29, 2004 (unaudited)
              Statement of Assets and Liabilities as of February 29, 2004
                (unaudited)
              Statement of Operations for the Period January 28, 2004 through
                February 29, 2004 (unaudited)
              Statement of Changes in Net Assets for the Period January 28, 2004
                through February 29, 2004 (unaudited)
              Schedule of Investments as of February 29, 2004 (unaudited)
              Notes to Financial Statements as of February 29, 2004 (unaudited)


(2)   Exhibits:

      (a)     Amended Agreement and Declaration of Trust.(2)
      (a)(2)  Amended Certificate of Trust.(2)
      (a)(3)  Statement of Preferences of Auction Market Preferred Shares.(5)
      (b)     Amended By-Laws.(4)
      (c)     None.
      (d)     Specimen Share Certificate.(5)


      (e)     Automatic Dividend Reinvestment Plan.(3)


      (f)     None.
      (g) Form of Investment Advisory Agreement with Pioneer Investment Management, Inc.(3)


      (h) Form of Purchase Agreement among the Registrant, Pioneer Investment Management, Inc. and the Underwriters.(5)


      (i)     Not applicable.
      (j)     Form of Custodian Agreement. (3)
      (k)(1) Form of Administration Agreement among the Registrant, Pioneer Investment Management, Inc. and Princeton Administrators, L.P.(3)
      (k)(2) Form of Administration Agreement with Pioneer Investment Management. Inc.(3)
      (k)(3)  Form of Investment Company Service Agreement.(3)
      (k)(4)  Form of Sub-transfer Agent Services Agreement.(3)

      (k)(5) Form of Additional Compensation Agreement between Pioneer Investment Management, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(4)
      (k)(6) Form of Additional Compensation Agreement between Pioneer Investment Management, Inc. and RBC Dain Rauscher Inc.(4)
      (k)(7) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management, Inc.(3)


      (k)(8)  Form of Auction Agency Agreement.(5)



      (l)     Opinion of Counsel.(5)


      (m)     Not applicable.
      (n)     Consent of Independent Auditors.(5)
      (o)     Not applicable.
      (p)     Initial Share Purchase Agreement.(4)
      (q)     Not applicable.
      (r)     Code of Ethics.(3)
      (s)     Powers of Attorney. (1)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the Securities and Exchange Commission (the "SEC") on October 17, 2003 (Accession No. 0001267150-03-000010).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the SEC on December 15, 2003 (Accession No.0001267150-03-000017).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the SEC on December 23, 2003 (Accession No.0001267150-03-000019).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the SEC on January 23, 2004 (Accession No.0001267150-04-000009).





(5) Filed herewith.


Item 25.  Marketing Arrangements

Reference is made to the Purchase Agreement for the Registrant's preferred shares, to be filed by amendment.

Item 26.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees                                  $  22,331
Printing (other than certificates)                    25,000
Accounting fees and expenses                          15,000
Legal fees and expenses                               85,000
Rating agent fees                                    105,000
Miscellaneous                                          1,469
                  Total                            $ 253,800

Item 27.  Person Controlled by of Under Common Control

None.

Item 28.  Number of Holders of Securities


As of March 31, the number of record holders of each class of securities of the Registrant was:



(1)                                               (2)
TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS
--------------                                    ------------------------
Common Shares (no par value)                                 16
Preferred Shares Series T7 (par value 0.0001)                 0
Preferred Shares Series F7 (par value 0.0001)                 0
Preferred Shares Series TH28 (par value 0.0001)               0


Item 29.  Indemnification

The Registrant's Amended Agreement and Declaration of Trust (the "Declaration"), dated October 16, 2003 (amended as to the Registrant's name on December 11,
2003), provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being of having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

PROFESSION, VOCATION OR          OTHER BUSINESS, EMPLOYMENT OF SUBSTANTIAL
DIRECTOR/OFFICER                 NATURE NAME OF WITHIN LAST TWO FISCAL YEARS

John F. Cogan, Jr.               Of Counsel, Hale and Dorr LLP, 60 State Street,
                                 Boston, Massachusetts 02109

Item 31. Location of Accounts and Records

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 32. Management Services

      Not applicable.

Item 33. Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

The Registrant undertakes that it will issue a press release in the event that more than 25% of the value of the Registrant's total assets are invested in municipal securities of issuers located in a single state, which press release will identify the state and include risk disclosure as to such state that the Registrant determines to be appropriate.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 2nd day of April, 2004.


                                PIONEER TAX ADVANTAGED BALANCED TRUST

                                    By:   /s/ Osbert M. Hood
                                          ------------------------------------
                                          Osbert M. Hood
                                          Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                Title
---------                                -----
John F. Cogan, Jr.*                      Chairman of the Board and President
-------------------                      (Principal Executive Officer)
John F. Cogan, Jr.

Vincent Nave*                            Chief Financial Officer and Treasurer
-------------                            (Principal Financial and Accounting
Vincent Nave                             Officer)

Trustees

Mary K. Bush*                            Trustee
-------------
Mary K. Bush

John F. Cogan, Jr.*                      Trustee
-------------------
John F. Cogan, Jr.

/s/ Osbert M. Hood                       Trustee
------------------
Osbert M. Hood

Richard H. Egdahl*                       Trustee
------------------
Richard H. Egdahl

Margaret B.W. Graham*                    Trustee
---------------------
Margaret B.W. Graham

Marguerite A. Piret*                     Trustee
--------------------
Marguerite A. Piret

Stephen K. West*                         Trustee
----------------
Stephen K. West

John Winthrop*                           Trustee
-------------
John Winthrop


*By:  /s/ Osbert M. Hood                                    Dated: April 2, 2004
      ---------------------------------
      Osbert M. Hood
      Attorney-in-fact